Exhibit 10.3(a)

LOAN AND SECURITY AGREEMENT NO. 1991

THIS LOAN AND SECURITY AGREEMENT NO. 1991 (this “Agreement”) is entered into as of March 21, 2011, by and between LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”) and KYTHERA BIOPHARMACEUTICALS, INC., a Delaware corporation (“Borrower”) and sets forth the terms and conditions upon which Lender will lend and Borrower will repay money.  In consideration of the mutual covenants herein contained, the parties agree as follows:

1.                                      DEFINITIONS AND CONSTRUCTION

1.1                               Definitions.  Initially capitalized terms used and not otherwise defined herein are defined in the California Uniform Commercial Code (“UCC”).

“ACH” means the Automated Clearing House electronic funds transfer system.

“Advance” means a Loan advanced by Lender to Borrower hereunder.

“Basic Rate” a per annum rate of interest equal to (i) 11.5% during the Interest Only Period and (ii) 8.5% on and after the Loan Commencement Date.

“Borrower’s Books” means all of Borrower’s books and records, including records concerning Collateral, Borrower’s assets, liabilities, business operations or financial condition, on any media, and the equipment containing such information.

“Collateral” means:  (i) all property in which Lender now has or hereafter obtains a security interest or which is listed on any UCC-1 naming Borrower as Debtor in any capacity and Lender or an affiliate of Lender as Secured Party including Exhibit A attached hereto; and (ii) all products and proceeds of the foregoing, including proceeds of insurance and proceeds of proceeds.

“Commitment” means $15,000,000.

“Commitment Fee” means $15,000.

“Commitment Termination Date” means the earliest to occur of (i) January 1, 2012; (ii) at Lender’s discretion, any Event of Default; (iii) the date on which Keith Leonard ceases to serve as President and Chief Executive Officer of Borrower; (iv) the date on which Versant Ventures, Prospect Venture Partners or ARCH Venture Partners cease to have a representative on Borrower’s Board of Directors; or (v) the date on which the Borrower ceases to be in the business of developing novel therapeutics for aesthetic medicine.

“Control Agreement” means an agreement substantially in the form of Exhibit I or otherwise acceptable to Lender.

“Default” means any event that with the passing of time or the giving of notice or both would become an Event of Default.

“Default Rate” means the lesser of 5% per annum above the Basic Rate then in effect with respect to each Advance immediately before the relevant Event of Default or the highest rate permitted by applicable law.

“Disclosure Schedule” means the schedule attached as Schedule 1 hereto.

“Event of Default” is defined in Section 8.

“Funding Date” means any date on which an Advance is made to or on account of Borrower hereunder.

“Incumbency Certificate” means the document in the form of Exhibit E.

“Indebtedness” means (i) all indebtedness for borrowed money or the deferred purchase of property or services, (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all capital lease obligations, and (iv) all contingent obligations, including guaranties and obligations of reimbursement or respecting letters of credit.

“Intellectual Property” is defined in Exhibit A.

“Interest Only Period” means for any particular Advance, the Funding Date of such Advance and continuing until the Loan Commencement Date.

“Kythera Australia” means Kythera Biopharmaceuticals Australia PTY LTD, a company organized under the laws of Australia and a wholly-owned Subsidiary of Borrower.

“Kythera UK” means Kythera Biopharmaceuticals (Europe) Limited, a company organized under the laws of England and Wales and a wholly-owned Subsidiary of Borrower.

“Lender’s Expenses” means all reasonable costs or expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the preparation, negotiation, modification, administration, or enforcement of the Loan or Loan Documents, or the exercise or preservation of any rights or remedies by Lender, whether or not suit is brought. Lender will apply deposits received before the date hereof, if any, towards Lender’s Expenses.

“Lien” means any lien, security interest, pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, or other encumbrance.

“Loan” means all of the Advances, however evidenced, and all other amounts due or to become due hereunder.

“Loan Commencement Date” means for any particular Advance the first business day of the calendar month following the 6 month anniversary of the Funding Date.

“Loan Documents” means, collectively, this Agreement, the Warrant, the Notes and all other documents, instruments and agreements entered into between Borrower and Lender in connection with the Loan, all as amended or extended from time to time.

“Negative Pledge Agreement” means an agreement in the form of Exhibit H.

“Note” means a Secured Promissory Note in the form of Exhibit B.

“Notice of Borrowing” means the form attached as Exhibit D.

“Obligations” means all Loans, debt, principal, interest, fees, charges, Lender’s Expenses and other amounts, obligations, covenants, and duties owing by Borrower to Lender of any kind or description (whether pursuant to the Loan Documents or otherwise (with the exception of the Warrant), and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including any of the same obtained by Lender by assignment or otherwise, and all amounts Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

“Permitted Indebtedness” means: (i) the Loan; (ii) unsecured trade debt incurred in the ordinary course of Borrower’s business; (iii) Indebtedness secured by clause (ii), (v) and (vi) of Permitted Liens; and (iv) Subordinated Debt.

“Permitted Liens” means: (i) Liens in favor of Lender; (ii) Liens disclosed in the Disclosure Schedule; (iii) Liens for taxes, fees, assessments or other governmental charges or levies not delinquent or being contested in good faith by appropriate proceedings, that do not jeopardize Lender’s interest in any Collateral; (iv) Liens to secure payment of worker’s compensation, employment insurance, old age pensions or other social security obligations of Borrower on which Borrower is current and are in the ordinary course of its business; provided none of the same diminish or impair Lender’s rights and remedies respecting the Collateral; (v) Liens (a) on equipment and related software acquired or held by Borrower incurred for financing the acquisition of the equipment and related software, or (b) existing on equipment and related software when acquired, if the Lien is confined to the property and improvements and proceeds of the equipment and related software provided that with respect to clauses (a) and (b) in an aggregate amount not to exceed $500,000 inclusive of the value of any Liens outstanding on the date hereof; and (vi) pledges and deposits securing liability for reimbursement or indemnification obligations in respect of letters of credit for the benefit of landlords in an amount not to exceed $200,000 and provided the Lien is restricted solely to a segregated account supporting the letter of credit obligation.

“Regulated Substance” means any substance, material or waste the use, generation, handling, storage, treatment or disposal of which is regulated by any local or state government authority, including any of the same designated by any authority as hazardous, genetic, cloning, fetal, or embryonic.

“Responsible Officer” means each person as authorized by the board of directors of Borrower as set forth on the Incumbency Certificate.

“Subordinated Debt” means short term bridge financing (with a maturity date of less than one year) Indebtedness of Borrower in an amount not to exceed $10,000,000 that is subordinated in both security and right of payment to the Obligations on terms and conditions reasonably satisfactory to Lender in its reasonable discretion.

“Subsidiary” means any corporation, limited liability company or other entity type of which a majority of the outstanding capital stock or other equity interests entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

“Term” means the period from and after the date hereof until the full, final and indefeasible payment and performance of all Obligations.

“Warrant” means the Warrant in favor of Lender and its affiliates to purchase securities of Borrower substantially in the form of Exhibit C.

1.2                               Interpretation.  References to “Articles,” “Sections,” “Exhibits,” and “Schedules” are to articles, sections, exhibits and schedules herein and hereto unless otherwise indicated.  “Hereof,” “herein” and “hereunder” refer to this Agreement as a whole.  “Including” is not limiting.  All accounting and financial computations shall be computed in accordance with United States generally accepted accounting principles consistently applied (“GAAP”).  “Or” is not necessarily exclusive.  All interest computation shall be based on a 360-day year and actual days elapsed prior to the Loan Commencement Date and on a 360-day year and 30 day month on and after the Loan Commencement Date.

2.                                      THE LOANS

2.1                               Commitment.  Subject to the terms hereof, Lender will make one or more Advances to Borrower up to the principal amount of the Commitment, on or before the Commitment Termination Date.  Notwithstanding anything in the Loan Documents to the contrary, Lender’s obligation to make any Advances or to lend the undisbursed portion of the Commitment shall terminate on the Commitment Termination Date.  Repaid principal of the Advances may not be re-borrowed.

2.2                               The Advances.  A Note setting forth the specific terms of repayment will evidence each Advance.  No Advance will be made for less than $1,000,000, unless less than $1,000,000 remains available under the Commitment for borrowing. Absence of a Note evidencing any portion of the Loan shall not impair Borrower’s obligation to repay it to Lender.

2.3                               Terms of Payment, Repayment.

(a)                                 Repayment.  Borrower shall repay the principal and pay interest on each Advance on the terms set forth in the applicable Note.  Amounts not paid when due hereunder or under the Note shall bear interest at the Default Rate.  If a court of competent jurisdiction determines that Lender has received payments that, if interest, would exceed the maximum lawfully permitted, Lender will instead apply such money to fees and expenses and then to early prepayment of principal.

(b)                                 ACH.  All payments due to Lender must be, at Lender’s option, paid to Lender in cash or through ACH. Borrower shall execute and deliver the ACH Authorization Form substantially in the form of Exhibit G.  If the ACH payment arrangement is terminated for any reason, Borrower shall make all payments due to Lender at Lender’s address specified in Section 11.

(c)                                  Default Rate.  While an Event of Default has occurred and is continuing, interest on the Loan shall be increased to the Default Rate.  Lender’s failure to charge or accrue interest at the Default Rate during the existence of a Default shall not be deemed a waiver by Lender of its right or claim thereto.

(d)                                 Date.  Whenever any payment due under the Loan Documents is due on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

2.4                               Fees.  Borrower shall pay to Lender the following:

(a)                                 Commitment Fee.  The Commitment Fee, which has been previously paid by Borrower, and shall be applied by Lender to Lender’s Expenses and other Obligations.

(b)                                 Late Fee.  Payable on demand, a late charge on any sums due hereunder that are not paid when due, in an amount equal to 2% of the past due amount; provided, however, the foregoing Late Fee shall not apply on account of a failure to pay due solely to an administrative or operational error if Borrower had the funds to make the payment when due and makes the payment the business day following Borrower’s knowledge of such failure to pay.

(c)                                  Lender’s Expenses.  When requested in writing, all Lender’s Expenses.  Lender’s Expenses not paid when due shall bear interest as principal at the Default Rate.

3.                                      CONDITIONS OF ADVANCES; PROCEDURE FOR REQUESTING ADVANCES

3.1                               Conditions Precedent to any and all Advances.  The obligation of Lender to make any Advances is subject to each and every of the following conditions precedent in form and substance satisfactory to Lender in its sole discretion: (i) this Agreement, a Note evidencing the Advance, the Warrant, and all other UCC financing statements, and other documents required or as specified herein have been duly authorized, executed and delivered; (ii) no Default or Event of Default has occurred and is continuing; (iii) delivery of a Notice of Borrowing with respect to the proposed Advance; (iv) Lender’s security interests in the Collateral are valid and first priority, except for Permitted Liens; and (v) all such other items as Lender may reasonably deem necessary or appropriate have been delivered or satisfied.  The extension of an Advance prior to the receipt by Lender of any of the foregoing shall not constitute a waiver by Lender of Borrower’s obligation to deliver such item.

3.2                               Procedure for Making Advances.  For any Advance, Borrower shall provide Lender an irrevocable Notice of Borrowing at least 10 business days prior to the desired Funding Date and Lender shall only be required to make Advances hereunder based upon written requests which comply with the terms and exhibits of this Loan Agreement (as the same may be amended from time to time), and which are submitted and signed by a Responsible Officer. Borrower shall execute and deliver to Lender a Note and such other documents and instruments as Lender may reasonably require for each Advance made.

4.                                      CREATION OF SECURITY INTEREST

4.1                               Grant of Security Interest.  Borrower grants to Lender a valid, first priority (subject to Permitted Liens), continuing security interest in all present and future Collateral in order to secure prompt, full, faithful and timely payment and performance of all Obligations.

4.2                               Inspections.  Lender shall have the right upon reasonable prior written notice and during normal business hours to inspect Borrower’s Books, including computer files, and to make copies, and to test, inspect and appraise the Collateral, in order to verify any matter relating to Borrower or the Collateral provided that Lender shall only have the right to inspect once per calendar year unless an Event of Default exists.

4.3                               Authorization to File Financing Statements.  Borrower irrevocably authorizes Lender at any time and from time to time to file in any jurisdiction any financing statements and amendments that: (i) name Collateral as collateral thereunder, regardless of whether any particular Collateral falls within the scope of the UCC; (ii) contain any other information required by the UCC for sufficiency or filing office acceptance, including organization identification numbers; and (iii) contain such language as Lender determines helpful in protecting or preserving rights against third parties.  Borrower ratifies any such filings made prior to the date hereof.

5.                                      REPRESENTATIONS AND WARRANTIES

Borrower represents, warrants and covenants as follows:

5.1                               Due Organization and Qualification.  Borrower is a corporation duly formed, existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified or in which the Collateral is located, except states other than California and Delaware where non-compliance would not reasonably be expected to have a material adverse effect on Borrower or any of the Collateral.

5.2                               Authority.  Borrower has all corporate power and authority, and has taken all actions, and has obtained all third party consents necessary to execute, deliver, and perform the Loan Documents.

5.3                               Disclosure Schedule.  All information on the Disclosure Schedule is true, correct and complete.

5.4                               Authorization; Enforceability.  The execution and delivery hereof, the granting of the security interest in the Collateral, the incurring of the Obligations, the execution and delivery of all Loan Documents and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary action by Borrower.  The Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy or similar laws relating to enforcement of creditors’ rights generally.

5.5                               Name and Location; Subsidiaries.  Borrower has not done business under any name other than that specified on the signature page hereof or as set forth on the Disclosure Schedule.  The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral is set forth in Section 11. The tangible Collateral is presently located at the address(es) set forth in Section 11 and on the Disclosure Schedule, other than Collateral in transit or at repair locations in the ordinary course of business.  Borrower has no Subsidiaries, except those listed on the Disclosure Schedule.

5.6                               Litigation.  All actions or proceedings pending or threatened by or against Borrower before any court or administrative agency are set forth on the Disclosure Schedule.

5.7                               Financial Statements.  All financial statements fairly represent the financial condition of the Borrower. All statements respecting Collateral that have been or may hereafter be delivered by Borrower to Lender are true, complete and correct in all material respects for the periods indicated.

5.8                               Solvency.  Borrower is solvent and able to pay its debts (including trade debts) as they come due.

5.9                               Taxes.  Borrower has filed all required tax returns, and has paid all taxes it owes other than where the failure to comply could not reasonably be expected to have a material adverse effect on Borrower.

5.10                        Rights; Title to Assets.  Borrower possesses and owns or has rights to use all necessary assets, rights, trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which it needs to conduct its business as now operated or proposed to be operated. Borrower has good title to its assets, free and clear of any Liens, except for Permitted Liens.

5.11                        Full Disclosure.  No written representation, warranty or other statement made by Borrower in any Loan Document, certificate or statement furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

5.12                        Regulated Substances.  Borrower complies and will comply with all laws respecting Regulated Substances.

5.13                        Reaffirmation.  Each Notice of Borrowing will constitute (i) a warranty and representation in favor of Lender that there does not exist any Default and (ii) a reaffirmation as of the date thereof of all of the representations and warranties contained in this Agreement and the Loan Documents.

5.14                        Auction Rate Securities.  The Borrower (i) owns no auction rate securities or similar financial instruments directly or indirectly in any brokerage, securities account or other account created by or for the benefit of the Borrower; and (ii) has not created any standing or discretionary purchase order or directive with any brokerage account or broker service to purchase auction rate securities or similar financial instruments on behalf of the Borrower.

6.                                      AFFIRMATIVE COVENANTS

Borrower covenants and agrees that it shall do all of the following:

6.1                               Good Standing and Compliance.  Borrower shall maintain all governmental licenses, rights and agreements necessary for its operations or business and comply in all material respects with all statutes, laws, ordinances and government rules and regulations to which it is subject.

6.2                               Financial Statements, Reports, Certificates.  Borrower shall deliver to Lender: (i) as soon as prepared, and no later than 30 days after the end of each calendar month, a balance sheet, income statement and cash flow statement covering Borrower’s operations during such period; (ii) as soon as prepared, but no later than 180 days after the end of the fiscal year, audited financial statements prepared in accordance with GAAP, together with an opinion that such financial statements fairly present Borrower’s financial condition by an independent public accounting firm reasonably acceptable to Lender; (iii) immediately upon notice thereof, a report of any legal or administrative action pending or threatened against Borrower which is likely to result in liability to Borrower in excess of $100,000; and (iv) such other financial information as Lender may reasonably request from time to time.  Financial statements delivered pursuant to subsections (i) and (ii) above shall be accompanied by a certificate signed by a Responsible Officer (each an “Officer’s Certificate”) in the form of Exhibit F.

6.3                               Notice of Defaults.  Upon any Default or Event of Default, deliver an Officer’s Certificate setting forth the facts relating to or giving rise thereto, and the Borrower’s proposed action with respect thereto.

6.4                               Use; Maintenance.  Borrower, at its expense, shall (i) maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations regarding use and operation of the Collateral and (ii) repair or replace any lost or damaged Collateral.

6.5                               Insurance.  Borrower, at its own expense, shall maintain insurance in amounts and coverages reasonably satisfactory to Lender. Each insurance policy shall: (i) name Lender loss payee or additional insured, as appropriate, (ii) provide for insurer’s waiver of its right of subrogation against Lender and Borrower, (iii) provide that such insurance shall not be invalidated by any action of, or breach of warranty by, Borrower and waive set-off, counterclaim or offset against Lender, (iv) be primary without a right of contribution of Lender’s insurance, if any, or any obligation on the part of Lender to pay premiums of Borrower, and (v) require the insurer to give Lender at least 30 days prior written notice of cancellation.  Borrower shall furnish all certificates of insurance required by Lender.

6.6                               Loss Proceeds.             So long as no Event of Default has occurred and is continuing, any proceeds of insurance on or condemnation of Collateral shall, at Borrower’s election and so long as Lender’s security interest in such proceeds remains first priority (subject to Permitted Liens), be used either to repair or replace such Collateral or otherwise applied to the purchase or acquisition of property useful to Borrower’s business.

6.7                               Taxes.  Borrower shall file all required tax returns, and shall pay all taxes it owes other than where the failure to comply could not reasonably be expected to have a material adverse effect on Borrower.

6.8                               Further Assurances.  At any time and from time to time, Borrower shall execute and deliver such further instruments and take such further action as Lender may reasonably request to effect the intent and purposes hereof, to perfect and continue perfected and of first priority (subject to Permitted Liens) Lender’s security interests in the Collateral, and to effect and maintain ACH payment arrangements.

6.9                               Creation of Subsidiaries; Pledge Agreements.  Borrower shall provide Lender not less than 15 days prior written notice of the formation of a Subsidiary after the date hereof, whether domestic or foreign.  Borrower shall take all steps necessary at the request of Lender to cause each domestic Subsidiary to be a borrower hereunder or a guarantor hereof and shall cause such domestic Subsidiary to grant a first priority (subject to Permitted Liens) security interest in all of its assets to Lender and/or cause a pledge of such Subsidiary’s capital stock in favor of Lender.  Borrower shall take all steps necessary at the request of Lender to pledge in favor of Lender the capital stock of each foreign Subsidiary formed after the date hereof provided such pledge may be limited to 65% of such Subsidiary’s issued and outstanding capital stock. In addition to, and notwithstanding the foregoing, Lender hereby acknowledges that as of the date of this Agreement, Lender is not requiring a pledge agreement with respect to the capital stock of Kythera Australia or Kythera UK but reserves its right to require a pledge agreement and possession of the certificates (or other tangible evidence) in the future if Lender determines in its reasonable and good faith discretion that such Subsidiaries have meaningful value with respect to the combined operations and assets of the Borrower.  In addition, Borrower agrees that it shall not cause or permit any capital stock of any Subsidiary (whether in existence as of the date hereof or subsequent to the date hereof) to be pledged in favor or any other entity, nor shall it cause or permit possession of the certificates (or other tangible evidence) of such capital stock to be in any person’s possession and control other than Borrower or Lender.

7.                                      NEGATIVE COVENANTS

Borrower will not do any of the following:

7.1                               Location of Collateral.  Change its chief executive office or principal place of business or remove, except in the ordinary course of Borrower’s business, the Collateral or Borrower’s Books from the premises listed in Section 11 and on the Disclosure Schedule without giving 30 days prior written notice to Lender.

7.2                               Extraordinary Transactions.  Enter into any transaction not in the ordinary course of Borrower’s business, including the sale, lease, license or other disposition of its assets, other than (i) sales of inventory in the ordinary course of Borrower’s business; (ii) licenses of Borrower’s Intellectual Property entered into in the ordinary course of business; (iii) dispositions of worn out or obsolete equipment; (iv) investments in Subsidiaries in the ordinary course of business and only to the extent necessary to fund such Subsidiary’s ordinary course of operations; and (v) other transactions otherwise permitted in this Article 7.

7.3                               Restructure.  Make any material change in Borrower’s or any Subsidiary’s financial structure or business operations (other than through the sale of preferred stock to equity investors); create any new Subsidiaries not in accordance with Section 6.9; or suspend operation of Borrower’s business.

7.4                               Liens.  Create, incur, assume or suffer to exist any Lien of any kind with respect to any of its property, whether now owned or hereafter acquired, except for Permitted Liens.

7.5                               Indebtedness.  Create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness or cause or suffer any Subsidiary to create, incur, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.

7.6                               Distributions.  Pay any dividends or distributions, or redeem or purchase, any capital stock, except for repurchases of capital stock from departing employees or directors, under repurchase agreements approved by the Borrower’s Board of Directors.

7.7                               Transactions with Affiliates.  Directly or indirectly enter into any transaction with any affiliate (other than permitted investments in Subsidiaries under Section 7.2) which is on terms less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated entity; provided, any such transaction shall not be a breach of this Section 7.7 if approved by a disinterested majority of the Borrower’s Board of Directors.

7.8                               Compliance.  (i) Become an “investment company” under the Investment Company Act of 1940 or extend credit to purchase or carry margin stock; (ii) fail to meet the minimum funding requirements of ERISA; (iii) permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; (iv) fail to comply with the Federal Fair Labor Standards Act; or (v) violate any other material law or material regulation.

7.9                               UCC Effectiveness.  Change its name, jurisdiction of organization, or take any other action that could render Lender’s financing statements misleading under the UCC, without giving Lender 30 days advance written notice.

7.10                        Deposit and Securities Accounts.  Maintain any deposit accounts or accounts holding securities owned by Borrower except accounts in which Lender has obtained a perfected first priority security interest.  For so long as the Obligations are outstanding, Borrower shall not hold directly or indirectly, purchase or create a purchase order or directive to purchase any auction rate securities or similar financial instruments regardless of whether such securities are to be held by Borrower or through one or more brokerage accounts.

7.11                        Maintenance of Subsidiaries.  Borrower shall not, and shall not permit or cause any Subsidiary to, (i) sell, dispose of, or convey any of its assets, including Intellectual Property (as defined in Exhibit A) owned by such Subsidiary (and for this purpose, the definition of “Intellectual Property” shall be deemed to refer to such Subsidiary) except for (a) non-exclusive licenses entered into in the ordinary course of business; and (b) sales of inventory in the ordinary course of business; (ii) divest or “spin-off” any Subsidiary except where as a result of such transaction Borrower and/or Borrower’s shareholders or affiliates retain or obtain majority ownership of such Subsidiary; (iii) merge or consolidate any Subsidiary with or into another entity (unless as a result of such merger Borrower and/or Borrower’s shareholders or affiliates retain or obtain majority ownership of the surviving entity); (iv) permit a Change of Control (as defined below) of any Subsidiary; (v) permit a Lien other than Permitted Liens, (and for this purpose, the definitions of “Lien” and “Permitted Liens” shall be deemed to refer to such Subsidiary), to arise on any of it assets, or make a pledge of, any capital stock of any Subsidiary in favor of any person other than Lender; or (vi) materially change the corporate structure and business operations of the Borrower and its Subsidiaries taken as a whole.  For the purposes of this Section 7.11, a “Change of Control” shall mean, any transaction or series of related transactions whereby the Borrower and/or Borrower’s shareholders or affiliates of Borrower holding in excess of 50% of the outstanding voting capital stock of any Subsidiary immediately prior to such transaction or transactions, shall own less than 50% of the outstanding voting or capital stock of such Subsidiary immediately following such transaction or transactions other than as a result of a the sale of Borrower’s capital stock to a venture capital firm or similar investment fund or institution pursuant to a bona fide equity financing transaction, including an initial public offering.

8.                                      EVENTS OF DEFAULT

Any one or more of the following shall constitute an Event of Default by Borrower hereunder:

8.1                               Payment.  Borrower fails to pay when due and payable in accordance with the Loan Documents any portion of the Obligations, or cancels an ACH payment or transfer Lender has initiated in conformity with the terms hereof provided, however, that an Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error if Borrower had the funds to make the payment when due and makes the payment the business day following Borrower’s knowledge of such failure to pay.

8.2                               Certain Covenant Defaults.  Borrower fails to perform any obligation under Section 6.5 or 6.6, or violates any of the covenants contained in Section 7.

8.3                               Other Covenant Defaults.  Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lender and has failed to cure such failure within 15 days after a Responsible Officer becomes aware thereof, or, after exercise of reasonable diligence should have been aware thereof.

8.4                               Attachment.  Any material portion of Borrower’s assets is attached, seized, subjected to a government levy, lien, writ or distress warrant, or comes into the possession of any trustee or receiver and the same is not returned, removed, waived, stayed, discharged or rescinded within 10 days.

8.5                               Other Agreements.  There is a default in any agreement to which Borrower is a party resulting in a right by a third party, whether or not exercised, to accelerate the maturity of any Indebtedness, in an amount greater than $100,000.

8.6                               Judgments.  One or more judgments for an aggregate of at least $100,000 is rendered against Borrower and remains unsatisfied and unstayed for more than 30 days.

8.7                               Injunction.  Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct any material part of its business affairs, or if a judgment or other claim becomes a Lien upon any material portion of Borrower’s assets.

8.8                               Misrepresentation.  Any representation, statement, or report made to Lender by Borrower was false or misleading when made in any material respect.

8.9                               Enforceability.  Lender’s ability to enforce its rights against Borrower or any Collateral is impaired in any material respect, or Borrower asserts that any Loan Document is not a legal, valid and binding obligation of Borrower enforceable in accordance with its terms.

8.10                        Involuntary Bankruptcy.  An involuntary bankruptcy case remains undismissed or unstayed for 60 days or, if earlier, an order granting the relief sought is entered.

8.11                        Voluntary Bankruptcy or Insolvency.  Borrower commences a voluntary case under applicable bankruptcy or insolvency law, consents to the entry of an order for relief in an involuntary case under any such law, or consents or is subject to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or other similar official of Borrower or any substantial part of its property, or makes an assignment for the benefit of creditors, or fails generally or admits in writing to its inability to pay its debts as they become due, or takes any corporate action in furtherance of any of the foregoing.

8.12                        Merger, Sale or Change of Control.  The occurrence of (i) a merger of Borrower with another entity (whether or not the Borrower is the “surviving entity”) whereby the shareholders of Borrower immediately prior to such merger own less than 50% of the outstanding voting securities of Borrower immediately after such merger; (ii) the sale (in one or a series of related transactions) of all or substantially all of Borrower’s assets; or (iii) any transaction (or series of related transactions) other than a transaction that is a bona fide equity financing with the primary purpose of raising capital for Borrower, whereby the shareholders of Borrower immediately prior to such transaction(s) own less than 50% of the outstanding voting securities of Borrower immediately after such transaction(s), and such acquirer or resulting entity (including, Borrower, if Borrower is the resulting or surviving entity) fails to either: (a) pay off the Obligations in cash at the closing of the acquisition, merger or sale or (b) provide an unconditional, unlimited guaranty or reaffirmation of the Obligations in form and substance satisfactory to Lender and is of a credit quality acceptable to Lender.

9.                                      LENDER’S RIGHTS AND REMEDIES

9.1                               Rights and Remedies.  Upon the occurrence and continuance of any Event of Default, Lender may, at its election, without notice of election and without demand, do any one or more of the following, all of which are authorized by Borrower:  (i) accelerate and declare the Loan and all Obligations immediately due and payable; (ii) make such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral, with such amounts becoming Obligations bearing interest at the Default Rate; (iii) exercise any and all other rights and remedies available under the UCC or otherwise; (iv) require Borrower to assemble the Collateral at such places as Lender may designate; (v) enter premises where any Collateral is located, take, maintain possession of, or render unusable the Collateral or any part of it; (vi) without notice to Borrower, set off and recoup against any portion of the Obligations; (vii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral, in connection with which Borrower hereby grants Lender a license to use without charge Borrower’s premises, labels, name, trademarks, and other property necessary to complete, advertise, and sell any Collateral; and (viii) sell the Collateral at one or more public or private sales.

9.2                               Power of Attorney in Respect of the Collateral.  Borrower hereby irrevocably appoints Lender (which appointment is coupled with an interest) its true and lawful attorney in fact with full power of substitution, for it and in its name to, during the continuance of an Event of Default:  (i) ask, demand, collect, receive, sue for, compound and give acquittance for any and all Collateral with full power to settle, adjust or compromise any claim, (ii) receive payment of and endorse the name of Borrower on any items of Collateral, (iii) make all demands, consents and waivers, or take any other action with respect to, the Collateral, (iv)  file any claim or take any other action, in Lender’s or Borrower’s name, which Lender may reasonably deem appropriate to protect its rights in the Collateral, or (v) otherwise act with respect to the Collateral as though Lender were its outright owner.

9.3                               Charges.  If Borrower fails to pay any amounts required hereunder to be paid by Borrower to any third party, Lender may at its option pay any part thereof and any amounts so paid including Lender’s Expenses incurred shall become Obligations, immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral.  Any such payments by Lender shall not constitute an agreement to make similar payments or a waiver of any Event of Default.

9.4                               Remedies Cumulative.  Lender’s rights and remedies under the Loan Documents and all other agreements with Borrower shall be cumulative.  Lender shall have all other rights and remedies as provided under the UCC, by law, or in equity.  No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver.  No delay by Lender shall constitute a waiver, election, or acquiescence.

9.5                               Application of Collateral Proceeds.  Lender will apply proceeds of sale, to the extent actually received in cash, in the manner and order it determines in its sole discretion, and as prescribed by applicable law.

10.                               WAIVERS; INDEMNIFICATION

10.1                        Waivers.  Without limiting the generality of the other waivers made by Borrower herein, to the maximum extent permitted under applicable law, Borrower hereby irrevocably waives all of the following: (i) any right to assert against Lender as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, crossclaim and/or other claim (a) which Borrower may now or at any time hereafter have against any party liable to Lender in any way or manner, or (b) arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of any Loan Document, or any security interest; (ii) presentment, demand and notice of presentment, dishonor, notice of intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all accounts, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (iii) the benefit of all marshalling, valuation, appraisal and exemption laws; (iv)  the right, if any, to require Lender to (a) proceed against any person liable for any of the Obligations as a condition to or before proceeding hereunder; or (b) foreclose upon, sell or otherwise realize upon or collect or apply any other property, real or personal, securing any of the Obligations, as a condition to, or before proceeding hereunder; (v) any demand for possession before the commencement of any suit or action to recover possession of Collateral; and (vi) any requirement that Lender retain possession and not dispose of Collateral until after trial or final judgment.

10.2                        Lender’s Liability for Collateral.  Lender shall not in any way or manner be liable or responsible for:  (i) the safekeeping of any Collateral; (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (iii) any diminution in the value thereof; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person or entity whomsoever.  All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.  Lender will have no responsibility for taking any steps to preserve rights against any parties respecting any Collateral.  Lender’s powers hereunder are conferred solely to protect its interest in the Collateral and do not impose any duty to exercise any such powers.  None of Lender or any of its officers, directors, employees, agents or counsel will be liable for any action lawfully taken or omitted to be taken hereunder or in connection herewith (excepting gross negligence or willful misconduct), nor under any circumstances have any liability to Borrower for lost profits or other special, indirect, punitive, or consequential damages.  Lender retains any documents delivered by Borrower only for its purposes and for such period as Lender, at its sole discretion, may determine necessary, after which time Lender may destroy such records without notice to or consent from Borrower.

10.3                        Indemnification.  Borrower shall defend, indemnify, and hold Lender and each of its officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Lender’s Expenses and reasonable attorney’s fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, with respect to noncompliance with laws or regulations respecting Regulated Substances, government secrecy or technology export, or any Lien not created by Lender or right of another against any Collateral, even if the Collateral is foreclosed upon or sold pursuant hereto, and with respect to any investigation, litigation or proceeding before any agency, court or other governmental authority relating to this Agreement or the Advances or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.  The obligations in this Section shall survive the Term.  At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person, at the sole cost and expense of Borrower.  All amounts owing under this Section shall be paid within 30 days after written demand.

11.                               NOTICES

All notices shall be in writing and personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by confirmed facsimile, at the respective addresses set forth below:

If to Borrower:	If to Lender:

Kythera Biopharmaceuticals, Inc.	Lighthouse Capital Partners VI, LP
Attention: Chief Financial Officer	Attention: Contracts Administration
27200 West Agoura Road, Suite 200	3555 Alameda de las Pulgas, Suite 200
Calabasas, California 91301	Menlo Park, California 94025
FAX: (818) 587-4591	FAX: (650) 233-0114

12.                               GENERAL PROVISIONS

12.1                        Successors and Assigns.  This Agreement shall bind and inure to the benefit of the parties’ respective successors and permitted assigns.  Borrower may not assign any rights hereunder without Lender’s prior written consent, which consent may be granted or withheld in Lender’s sole discretion.  Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of any Loan Document; provided, however, that such person or affiliate of such person proposed to become a “Lender” after the date hereof is not directly in competition with Borrower, as reasonably determined by Borrower’s Board of Directors in its good faith business judgment.

12.2                        Time of Essence.  Time is of the essence for the performance of all Obligations.

12.3                        Severability of Provisions.  Each provision hereof shall be severable from every other provision in determining its legal enforceability.

12.4                        Entire Agreement.  This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower and Lender with respect to their subject matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral.  This Agreement is the result of negotiations between and has been reviewed by the Borrower and Lender as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lender.  This Agreement may only be modified with the written consent of Lender.  Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given.  No notice to or demand on Borrower in any one case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

12.5                        Reliance by Lender.  All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lender, be deemed to be material to and to have been relied upon by Lender.

12.6                        No Set-Offs by Borrower.  All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

12.7                        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same original instrument.

12.8                        Survival.  All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding.

12.9                        No Original Issue Discount.  Borrower and Lender acknowledge and agree that the Warrant is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code, which includes the Loan.  Borrower and Lender further agree as between them, that they will cooperate with each other in determining the fair market value of the Warrant and that, pursuant to Treas. Reg. § 1.1273-2(h), a portion of the issue price of the investment unit will be allocable to the Warrant and the balance shall be allocable to the Loans.  Borrower and Lender agree to prepare their federal income tax returns in a manner consistent with the foregoing and to cooperate with each other in determining such valuation and allocation approach and methodology pursuant to Treas. Reg. § 1.1273.

12.10                 Relationship of Parties.  The relationship between Borrower and Lender is, and at all times shall remain, solely that of a borrower and lender. Lender is not a partner or joint venturer of Borrower; nor shall Lender under any circumstances be deemed to be in a relationship of confidence or trust or have a fiduciary relationship with Borrower or any of its affiliates, or to owe any fiduciary duty to Borrower or any of its affiliates.  Lender does not undertake or assume any responsibility or duty to Borrower or any of its affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform any of them of any matter in connection with its or their property, the Loans, any Collateral or the operations of Borrower or any of its affiliates.  Borrower and each of its affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Lender in connection with such matters is solely for the protection of Lender and neither Borrower nor any affiliate is entitled to rely thereon.

12.11                 Choice of Law and Venue; Jury Trial Waiver.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.  BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

KYTHERA BIOPHARMACEUTICALS, INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
		By:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:	/s/ Keith R. Leonard	By:	/s/ Ryan Turner

Name:	Keith R. Leonard	Name:	Ryan Turner

Title:	President & CEO	Title:	Managing Director

Exhibit A	Collateral Description
Exhibit B	Form of Note
Exhibit C	Form of Preferred Stock Warrant
Exhibit D	Form of Notice of Borrowing
Exhibit E	Form of Incumbency Certificate
Exhibit F	Form of Officers Certificate
Exhibit G	ACH Authorization
Exhibit H	Form of Negative Pledge Agreement
Exhibit I	Control Agreement

Schedule 1	Disclosure Schedule

EXHIBIT A

COLLATERAL

DEBTOR:                                                                                        Kythera Biopharmaceuticals, Inc.

SECURED PARTY:                                    Lighthouse Capital Partners VI, L.P.

This FINANCING STATEMENT and SECURITY AGREEMENT covers all of Debtor’s interests in all of the following types or items of property, wherever located and whether now owned or hereafter acquired, and Debtor hereby grants Secured Party a security interest therein as collateral for the payment and performance of all present and future Obligations of Debtor to Secured Party, howsoever arising.  Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms of the Loan and Security Agreement no. 1991, dated as of March 21, 2011, between Secured Party and Debtor, the California Uniform Commercial Code, or both, and that this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party or Debtor:

All assets of the Debtor; all personal property of Debtor;

All “accounts”, “general intangibles” (excluding Intellectual Property as defined below), “chattel paper”, “contract rights”, “documents”, “instruments”, “deposit accounts”, “inventory”, “farm products”, “fixtures” and “equipment”, as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof;

All general intangibles of every kind (excluding Intellectual Property as defined below), including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

All returned and repossessed goods and all rights as a seller of goods; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

All right, title and interest of Debtor, and all of Debtor’s rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtor’s business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing;

All equipment and fixtures including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

All investment property;

All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

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All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

NOTICE - PURSUANT TO AN AGREEMENT BETWEEN DEBTOR AND SECURED PARTY, DEBTOR HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED HEREIN, THE FURTHER ENCUMBERING OF WHICH MAY CONSTITUTE THE TORTIOUS INTERFERENCE WITH SECURED PARTY’S RIGHTS BY SUCH ENCUMBRANCER.  IN THE EVENT THAT ANY ENTITY IS GRANTED A SECURITY INTEREST IN DEBTOR’S ACCOUNTS, CHATTEL PAPER, GENERAL INTANGIBLES OR OTHER ASSETS CONTRARY TO THE ABOVE, THE SECURED PARTY ASSERTS A CLAIM TO ANY PROCEEDS THEREOF RECEIVED BY SUCH ENTITY.

Notwithstanding any of the foregoing, this Financing Statement and Security Agreement does not cover any of Debtor’s interests in, and the Collateral shall not under any circumstance include, and no security interest is granted in (i) Debtor’s Intellectual Property, including, without limitation, any and all property of the Debtor that is subject to, listed in or otherwise described in the Negative Pledge Agreement dated March 21, 2011 between the Secured Party and the Debtor; (ii) more than 65% of the stock or equity interests of any Subsidiary formed or organized outside of the United States; (iii) any item that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Collateral (in each case, other than to the extent that any such term or restriction would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408, or 9-409 of the UCC); and (iv) any license agreement between Debtor and Bayer Consumer Care AG and agreements related thereto, provided, however, the Collateral shall include any payments received by Borrower in respect to each of the foregoing and Borrower’s right to enforce payment of each of the foregoing. “Intellectual Property” means, collectively, all rights, priorities and privileges of the Debtor relating to intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Debtor, or in which Debtor now holds or hereafter acquires or receives any right or interest, whether arising under United States, multinational or foreign laws or otherwise, and shall include, in any event, all copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, trade secrets, internet domain names (including any right related to the registration thereof), proprietary or confidential information, mask works, sources object or other programming codes, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, models, drawings, materials or records. Notwithstanding the foregoing, Intellectual Property as defined above does not include accounts, accounts receivable, royalties, licensing fees, contract rights, proceeds, or revenue arising from or on account of the licensing, exploitation, sale or other disposition of Intellectual Property or of any interest in the Intellectual Property, none of which are excluded, and all of which are included as collateral in the interest granted by Debtor to Secured Party.

“DEBTOR”	“SECURED PARTY”

KYTHERA BIOPHARMACEUTICALS, INC.,	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.
a Delaware corporation	BY:	LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

By:

Name:	By:

Title:	Name:

Title:

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EXHIBIT B

[                    ]

SECURED PROMISSORY NOTE

This SECURED PROMISSORY NOTE (this “Note”) is made                         , 20    , by KYTHERA BIOPHARMACEUTICALS, INC. (“Borrower”) in favor of LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (collectively with its assigns, “Lender”). Initially capitalized terms used and not otherwise defined herein are defined in that certain Loan and Security Agreement No. 1991 between Borrower and Lender dated March 21, 2011 (the “Loan Agreement”).

FOR VALUE RECEIVED, Borrower promises to pay in lawful money of the United States, to the order of Lender, at 3555 Alameda de las Pulgas, Suite 200, Menlo Park, CA 94025, or such other place as Lender may from time to time designate (“Lender’s Office”), the principal sum of $                       (the “Advance”), including interest on the unpaid balance and all other amounts due or to become due hereunder according to the terms hereof and of the Loan Agreement.

“Basic Rate” a per annum rate of interest equal to (i) 11.5% during the Interest Only Period and (ii) 8.5% on and after the Loan Commencement Date.

“Final Payment” means 6% of the Advance.

“Loan Commencement Date” means               .[means the first business day of the calendar month following the 6 month anniversary of the Funding Date.]

“Maturity Date” means the last day of the Repayment Period, or if earlier, the date of prepayment under the Note.

“Payment Date” means the first day of each calendar month.

“Prepayment Fee” means (i) 3% of the outstanding principal amount being prepaid for any prepayment made in 2011; (ii) 2% of the outstanding principal amount being prepaid for any prepayment made in 2012; and (iii) 1% of the outstanding principal amount being prepaid for any prepayment made thereafter.

“Repayment Period” means the period beginning on the Loan Commencement Date and continuing for 30 calendar months.

1.                                      Repayment.  Borrower shall pay principal and interest due hereunder from the Funding Date, until this Note is paid in full, on each Payment Date pursuant to the terms of the Loan Agreement and this Note.  Prior to the Loan Commencement Date, Borrower shall pay to Lender, monthly in advance on each Payment Date, interest calculated using the Basic Rate prevailing on the first business day of such calendar month.  Beginning on the Loan Commencement Date and on each Payment Date thereafter during the Repayment Period, Borrower shall make equal installments of principal and interest in advance, calculated at the Basic Rate.  On the Maturity Date, Borrower shall pay, in addition to all unpaid principal and interest outstanding hereunder, the Final Payment.

2.                                      Interest.  Interest not paid when due will, to the maximum extent permitted under applicable law, become part of principal, at Lender’s option, and thereafter bear like interest as principal. All interest computation shall be based on a 360-day year and actual days elapsed prior to the Loan Commencement Date and on a 360-day year and 30 day month on and after the Loan Commencement Date.  All Obligations not paid when due shall bear interest at the Default Rate unless waived in writing by Lender. All amounts paid hereunder will be applied to the Obligations in Lender’s discretion and as provided in the Loan Agreement.

3.                                      Voluntary Prepayment.  Borrower may prepay the Note if and only if Borrower pays to Lender (i) the outstanding principal amount of this Note and any unpaid accrued interest, (ii) the Final Payment, (iii) the Prepayment Fee, provided, however, the Prepayment Fee shall not apply if the Note is refinanced with Indebtedness issued by Lender or an affiliate of Lender, and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Note.

4.                                      Collateral.  This Note is secured by the Collateral.

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5.                                      Waivers.  Borrower, and all guarantors and endorsers of this Note, regardless of the time, order or place of signing, hereby waive notice, demand, presentment, protest, and notices of every kind, presentment for the purpose of accelerating maturity, diligence in collection, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action on this Note.

6.                                      Choice of Law; Venue.  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA.  BORROWER AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE.  EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

7.                                      Miscellaneous.  THIS NOTE MAY BE MODIFIED ONLY BY A WRITING SIGNED BY BORROWER AND LENDER.  Each provision hereof is severable from every other provision hereof and of the Loan Agreement when determining its legal enforceability.  Sections and subsections are titled for convenience, and not for construction.  “Hereof,” “herein,” “hereunder,” and similar words refer to this Note in its entirety.  “Or” is not necessarily exclusive.  “Including” is not limiting.  The terms and conditions hereof inure to the benefit of and are binding upon the parties’ respective permitted successors and assigns.  This Note is subject to all the terms and conditions of the Loan Agreement.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:

Title:

2

EXHIBIT C

WARRANT

(See Exhibit 4.4)

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EXHIBIT D

NOTICE OF BORROWING

,

Lighthouse Capital Partners VI, L.P.

3555 Alameda de las Pulgas, Suite 200

Menlo Park, CA 94025

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement No. 1991 dated as of March 21, 2011 (as it has been and may be amended from time to time, the “Loan Agreement,” initially capitalized terms used herein as defined therein), between LIGHTHOUSE CAPITAL PARTNERS VI, L.P. and KYTHERA BIOPHARMACEUTICALS, INC. (the “Company”)

The undersigned is the President and CEO of the Company, and hereby irrevocably requests an Advance under the Loan Agreement, and in that connection certifies as follows:

1.                                      The amount of the proposed Advance is $                    .  The business day of the proposed Advance is                     .

2.                                      The Loan Commencement Date for this Advance shall be                     .

3.                                      As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in Section 5 of the Loan Agreement are true and correct in all material respects.

4.                                      Except as described below, no event that could reasonably be expected to have a material adverse effect on the ability of Company to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements, submitted to you by the Company.

The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct on the Funding Date.

Very truly yours,

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:

Title:

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EXHIBIT E

INCUMBENCY CERTIFICATE

The undersigned, John Smither, hereby certifies that:

1.                                      He/She is the duly elected and acting Chief Financial Officer of KYTHERA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Company”).

2.                                      That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE

Keith Leonard	President & Chief Executive Officer

John W. Smither	Chief Financial Officer

3.                                      Attached hereto as Exhibit A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4.                                      Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5.                                      Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners VI, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Incumbency Certificate on March 21, 2011.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:	John W. Smither

Title:	Chief Financial Officer

I, the President and Chief Executive Officer of the Company, do hereby certify that John Smither is the duly qualified, elected and acting Chief Financial Officer of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Incumbency Certificate on March 21, 2011.

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:	Keith Leonard

Title:	President and Chief Executive Officer

1

EXHIBIT F

OFFICER’S CERTIFICATE

The undersigned, to induce LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”), to extend or continue financial accommodations to KYTHERA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”) pursuant to the terms of that certain Loan and Security Agreement dated March 21, 2011 (the “Loan Agreement”), hereby certifies that on the date hereof:

1.                                      I am the duly elected and acting                            of Borrower.

2.                                      I am a Responsible Officer as that term is defined in the Loan Agreement.

3.                                      The information submitted herewith is in fact what it purports to be.

4.                                      The information delivered herewith is true, correct and complete.

5.                                      Borrower is currently able to meet its obligations as they come due.

6.                                      I understand that Lender is relying upon the truthfulness, accuracy and completeness hereof in connection with the Loan Agreement.

7.                                      I will advise you if it comes to my attention that, as of the date hereof, the information submitted herewith was not in fact true, correct and complete.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on                               .

KYTHERA BIOPHARMACEUTICALS, INC.

By:

Name:

Title:

1

EXHIBIT G

AUTHORIZATION FOR AUTOMATIC PAYMENT

The undersigned KYTHERA BIOPHARMACEUTICALS, INC. (“Borrower”) authorizes LIGHTHOUSE CAPITAL PARTNERS VI, L.P. and any and all affiliated funds (collectively, “Lender”) and the bank / financial institution (“Bank”) named below to initiate variable debit and/or credit entries to Borrower’s deposit, checking or savings accounts as designated below and to cause funds transfers to an account of Lender as payment of any and all amounts due under the Loan and Security Agreement between Borrower and Lender dated March 21, 2011 (the “Loan Agreement”).

1.                                      Lender is hereby authorized to initiate variable debit and/or credit transactions and resulting funds transfers in Borrower’s designated accounts with respect to amounts calculated by Lender to be due and owing to Lender by Borrower periodically under the Loan Agreement.  Borrower consents to all such debit and/or credit transactions and resulting funds transfers and hereby authorizes Lender to take all such actions as may be required by Bank with respect to such transactions. Borrower acknowledges and agrees that such credit and/or debit entries may be made in amounts due under the Loan Agreement in order to cause timely payments as required by the terms of the Loan Agreement.

2.                                      Borrower hereby authorizes Lender to release to Bank all information concerning Borrower that may be necessary or desirable for Bank to investigate or recover any erroneous funds transfers that may occur.

3.                                      Borrower acknowledges and agrees that all such debit and/or credit transactions and funds transfers are intended to be made through an Automated Clearing House system and in compliance with the NACHA Rules and in compliance with Bank’s security procedures.

4.                                      Borrower represents and warrants that the account information set forth below is accurate and complete and that each of the account(s) set forth below is a business account maintained in Borrower’s name and for Borrower’s account.

This Consent shall be effective as of March 21, 2011 and shall remain in effect until the Loan Agreement has been terminated. Any cancellation by Borrower of this consent shall (i) be made in writing and (ii) delivered to Bank and Lender in such time as to afford Bank and Lender a reasonable opportunity to act on said cancellation.

Silicon Valley Bank
(Name of Borrower’s Bank)

3003 Tasman Drive	Santa Clara	CA	95054
(Address of Bank)	(City)	(State)	(Zip Code)

Bank Routing Number	XXXXXXXXX
(between these symbols “ /:” “:/” on bottom left of check)

Account Number:	XXXXXXXXX

Copy of a voided check is attached to this form

Borrower Name:	KYTHERA BIOPHARMACEUTICALS, INC.
Borrower Address:	27200 W. Agoura Rd., Suite 200
Calabasas, CA 91301

Authorized by:
Its:

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EXHIBIT H

NEGATIVE PLEDGE AGREEMENT

THIS NEGATIVE PLEDGE AGREEMENT is made as of March 21, 2011, by and between KYTHERA BIOPHARMACEUTICALS, INC. (“Borrower”) and LIGHTHOUSE CAPITAL PARTNERS VI, L.P. (“Lender”).

In consideration of the Loan and Security Agreement between the parties of proximate date herewith (the “Loan Agreement”), Borrower agrees as follows:

Except as otherwise permitted in the Loan Agreement, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower’s Intellectual Property, including, without limitation, the following:

(a)                                 Any and all copyright rights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”);

(b)                                 Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)                                  Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

(d)                                 All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the “Patents”);

(e)                                  Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”);

(f)                                   Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for an collect such damages for said use or infringement of the intellectual property rights identified above;

(g)                                 Any and all licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights

(h)                                 Any and all amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

(i)                                    Any and all proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

For the avoidance of doubt, Borrower shall at all times be permitted to enter into licenses of Intellectual Property.  It shall be an Event of Default under the Loan Agreement if there is a breach of any term of this Negative Pledge Agreement.

KYTHERA BIOPHARMACEUTICALS, INC.	LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

By:	By: LIGHTHOUSE MANAGEMENT PARTNERS VI, L.L.C., its general partner

Name:
By:
Title:
Name:

Title:

1

EXHIBIT I

CONTROL AGREEMENT

[In form and substance acceptable to Lender in its reasonable discretion]

1

Account Numbers: XXXXXX

DEPOSIT ACCOUNT CONTROL AGREEMENT

Customer:	Kythera Biopharmaceuticals, Inc.
Creditor:	Lighthouse Capital Partners VI, L.P.
Date:	March , 2011

This Deposit Account Control Agreement (“Agreement”) is entered into as of the above date among Silicon Valley Bank (“Bank”), Creditor identified above (“Creditor”), and Customer identified above (“Customer”).

All parties agree as follows:

1.                                      Deposit Account. Bank maintains one or more demand, time, savings, passbook, certificates of deposit or other similar accounts that are identified above in which Customer has an interest (collectively, the “Account”). The Deposit Account (as defined below) is subject to Bank’s Deposit Agreement and Disclosure Statement (the “Deposit Agreement”), provided that, in the case of any conflict between the terms of this Agreement and the Deposit Agreement, the terms of this Agreement will prevail. The parties acknowledge that the Deposit Account constitutes a “deposit account” within the meaning of Section 9102 of the Uniform Commercial Code of the State of California (the “UCC”), and Bank is a “bank” within the meaning of Section 9102 of the UCC. Bank’s jurisdiction for purposes of Section 9304 of the UCC is California. The provisions of this Agreement constitute “control” over the Deposit Account within the meaning of Section 9104 of the UCC.

2.                                      Security Interests. Pursuant to a security agreement or similar agreement, Customer has granted to Creditor a security interest in the Account and in all cash, funds, items, instruments, and any other amounts now or later deposited into or held therein (collectively, the “Deposit Account”). Bank acknowledges the lien on and security interest in the Deposit Account granted by Customer to Creditor.

[For Bank use only - Bank representative to check box, if necessary, and insert initials.]

(a)                                 ☐ Other than as set forth in Section 6 below, Bank does not have a security interest in the Deposit Account.             [DLM initials]

(b)                                 ☐ Bank has a security interest in the Deposit Account.             [DLM initials]

If the box is Section 2(b) above is checked, the priorities of Creditor’s security interest and Bank’s security interest in the Deposit Account are governed by an intercreditor or other similar agreement between Bank and Creditor.

3.                                      Other Deposit Control Agreements.

[For Bank use only - Bank representative to check appropriate box below and insert initials.]

(a)                                 ☐ Bank has not entered into any other control agreement governing the Deposit Account with any other party.               [DLM initials]

(b)                                 ☐ Bank has entered into other control agreement(s) governing the Deposit Account with the following party or parties:

[DLM initials]

Bank agrees that it will not enter into a control agreement with any other party with respect to the Deposit Account without Creditor’s prior written consent.

4.                                      Customer’s Rights in Deposit Account. Creditor has control over the Deposit Account, provided that, until Bank receives a Notice of

SVB Deposit Account Control Agreement (October 2008)

Exclusive Control (as described and set forth in Section 13(b) below), Customer will be entitled to draw items on and to withdraw or otherwise direct the disposition of funds from the Deposit Account. So long as this Agreement is in effect, Customer may not close the Deposit Account without Creditor’s prior written consent. Bank may close the Deposit Account in accordance with the Deposit Agreement and as may be required by applicable law. After Bank receives a Notice of Exclusive Control, Bank will notify Creditor not less than thirty (30) calendar days prior to closing the Deposit Account in non-emergency circumstances and substantially contemporaneously with closing the Deposit Account in emergency circumstances (for example, in response to fraud or returned items), unless prohibited by law. Customer will notify Creditor promptly if Bank closes the Deposit Account.

5.                                      Creditor’s Control of Deposit Account. Except as permitted in Section 6 hereof, after Bank receives a Notice of Exclusive Control and has reasonable opportunity to comply with it, but no later than two Business Days (as defined below) after the Notice of Exclusive Control has been validly given (in accordance with Section 13(b) below), Bank and Customer agree that: (a) Bank will comply only with Creditor’s instructions as to the withdrawal or disposition of any funds credited to the Deposit Account and to any other matters relating to the Deposit Account, without Customer’s further consent, and (b) Bank will not comply with any instructions from Customer concerning the Deposit Account or any funds therein. Bank shall have no duty to inquire or determine whether Creditor is entitled to send a Notice of Exclusive Control. Creditor’s instructions may include the giving of stop payment orders for any items being presented to the Deposit Account for payment. Bank will be fully entitled to rely upon such instructions from Creditor even if such instructions are contrary to any instructions or demands given by Customer. Customer confirms that Bank (x) should follow instructions from Creditor even if the result of following such instructions is that Bank dishonors items presented for payment from the Deposit Account, and (y) will have no liability to Customer for wrongful dishonor of such items in following such instructions from Creditor. For purposes of this Agreement, “Business Day” means a day on which Bank is open to the public for business and is measured in a 24 hour increment.

6.                                      Priorities of Security Interests; Rights Reserved by Bank.

(a)                                 Creditor agrees that nothing herein subordinates or waives, and that Bank expressly reserves, any and/or all of Bank’s present and future rights (whether described as rights of setoff, banker’s liens, chargeback or otherwise, and whether available to Bank under the law or under any other agreement between Bank and Customer concerning the Deposit Account) with respect to:

(i)                                     the face amount of a check, draft, money order, instrument, wire transfer of funds, automated clearing house entry, credit from a merchant card transaction, other electronic transfer of funds or other item (A) deposited in or credited to the Deposit Account, whether before or after the date of this Agreement, and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or for any other reason and without regard to the timeliness of the return or adjustment or the occurrence or timeliness of any other person’s notice of nonpayment or adjustment, (B) subject to a claim against the Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve Regulations or Operating Circulars, clearing house rules, the UCC or other applicable law, or (C) for a merchant card transaction, against which a contractual demand for chargeback has been made (“Returned Items”);

(ii)                                  service charges, fees or expenses payable or reimbursable to the Bank in connection with the Deposit Account or any related services (“Account Charges”); and

(iii)                               any adjustments or corrections of any posting or encoding errors (“Adjustments”).

(b)                                 Creditor agrees that notwithstanding receipt of the Notice of Exclusive Control, Bank may exercise Bank’s rights and remedies in connection with any liens or claims it may have in or on the Deposit Account as described in this Section 6.

7.                                      Statements. At Customer’s expense, Bank will send copies of all statements sent to Customer for the Deposit Account to Creditor at Creditor’s address set forth below Creditor’s signature at the end of this Agreement. Until this Agreement is terminated, Customer authorizes Bank to disclose to Creditor at Creditor’s request any information concerning the Deposit Account, including but not limited to the identity of any other party with which Customer and Bank have executed control agreements.

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8.                                      Returned Items, Account Charges, and Adjustments. Bank may debit the Deposit Account for Returned Items, Account Charges and Adjustments. If at any time after Creditor exercises exclusive control over the Deposit Account (a) funds are not available in the Deposit Account to cover the amount of any Returned Item, Account Charge or Adjustment, and (b) Customer fails to pay such amount within fifteen (15) Business Days of Bank’s written demand therefor, then Creditor agrees that it will pay, within ten (10) Business Days of a written demand by Bank, amounts owed for each such Returned Item, Account Charge or Adjustment that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the Deposit Account, provided that Bank must make a demand from Creditor within 180 days of termination of this Agreement.

9.                                      Indemnity and Hold Harmless of Bank by Customer. Customer hereby agrees to indemnify and hold harmless Bank, its affiliates and their respective directors, officers, agents and employees (each, an “Indemnified Person”) against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a “Claim”) asserted by Creditor or any other party (other than an Indemnified Person), including without limitation, any and all court costs and reasonable attorneys’ fees, in any way related to or arising out of or in connection with this Agreement; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims result from the gross negligence or willful misconduct of such Indemnified Person.

10.                               Indemnification and Hold Harmless of Bank by Creditor. To the extent that an Indemnified Person is not promptly indemnified by Customer, Creditor shall indemnify and hold harmless such Indemnified Person against any and all Claims (including reasonable attorneys’ fees) asserted by persons other than an Indemnified Person and arising from any Notice of Exclusive Control from Creditor except to the extent such Claims result from the gross negligence or willful misconduct of Bank or any other Indemnified Person; provided that in no event shall Creditor be liable for any special, indirect, consequential or punitive damages, or lost profits. Creditor agrees that Bank is released from any and all liabilities to the Creditor arising from the terms of this Agreement except to the extent such liabilities arise from Bank’s or another Indemnified Person’s gross negligence or willful misconduct.

11.                               Limitation of Liability. IN NO EVENT SHALL BANK BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES RELATING TO THIS AGREEMENT WHETHER ANY CLAIM IS BASED ON ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN CONTRACT OR TORT) AND WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN TO BANK AND REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION.

12.                               Amendments. This Agreement and all exhibits attached hereto may be amended only by a written agreement signed by Bank, Creditor, and Customer.

13.                               Notices.

(a)                                 Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given (i) when received if delivered personally (whether by messenger, hand delivery or otherwise) or by overnight delivery or by facsimile to the recipient to the address or facsimile number set forth below the signature of the applicable party hereto, or (ii) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses and facsimile numbers to which notices or other communications are to be given (including statements delivered pursuant to Section 7 and a Notice of Exclusive Control pursuant to Section 13(b) below) may be changed from time to time by notice given as provided herein.

(b)                                 A Notice of Exclusive Control shall be in writing, must be in the form set forth in Exhibit A hereto, must be delivered to the address listed below Bank’s signature at the end of this Agreement via hand delivery, messenger, overnight delivery or facsimile, and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by Bank (Bank agrees that it will use its good faith effort to promptly acknowledge receipt of such facsimile). To the extent Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 13 or to the address listed below Bank’s signature at the end of this Agreement, Creditor (a) acknowledges that Bank may not be able to respond to such Notice of Exclusive Control pursuant to Section 5 above, and (b) agrees that Bank will not be held liable for any failure to respond to such Notice of Exclusive Control.

3

(c)                                  If deemed necessary by Bank to enable Bank to comply with the provisions of §326 of the USA PATRIOT Act, Creditor agrees that it will provide Bank with a copy of its formation documentation when delivering a Notice of Exclusive Control, unless such documentation has previously been provided to Bank, and Bank can verify that such documentation is still maintained in Bank’s files (provided that no such request by Bank shall delay the effectiveness of any such Notice of Exclusive Control).

14.                               Integration Provision. This Agreement constitutes the entire agreement among Bank, Customer and Creditor with respect to Creditor’s control over the Deposit Account and matters related thereto, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

15.                               Counterparts. This Agreement may be signed in counterparts that, when signed by all parties, shall constitute one agreement.

16.                               Relationship of the Parties. Nothing in this Agreement shall create any agency or fiduciary relationship between Customer, Creditor and Bank.

17.                               Governing Law and Jurisdiction. The parties hereto agree that this Agreement shall be governed exclusively under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

18.                               Jury Trial Waiver. CUSTOMER, CREDITOR, AND BANK EACH WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time out of or based upon this Agreement or any transaction contemplated herein shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and order applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to the California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

19.                               Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives. Customer may not assign this Agreement without the prior written consent of Creditor and Bank. Creditor

4

may assign this Agreement upon written notice to Bank; provided, that such assignee must assume in writing or by operation of law all of Creditor’s obligations under this Agreement. Bank may assign this Agreement upon written notice to Creditor (which shall be given to Creditor at the same time such notice is provided to Customer); provided, that such assignee must assume in writing or by operation of law all of Bank’s obligations under this Agreement.

20.                               Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Bank and any other party to this agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

21.                               Termination; Survival. Customer may terminate this Agreement only with the written consent of Creditor. Creditor may terminate this Agreement by giving Bank and Customer written notice of termination. Bank may terminate this Agreement by giving Creditor and Customer thirty (30) calendar days’ prior written notice of termination unless termination is a result of Bank’s closure of the Deposit Account pursuant to its rights set forth in the Deposit Agreement or in accordance with applicable law, in which case, Creditor’s receipt of notice shall be governed by Section 4 hereof. Subject to the foregoing, this Agreement automatically terminates when the Deposit Account closes. Sections 9, 10, 11, 17, 18 and 20 shall survive the termination of this Agreement.

[Signature page follows.]

5

BANK:	SILICON VALLEY BANK

By
Title:
Deposit Liability Management

Address for Notices:
Silicon Valley Bank
Deposit Liability Management
3003 Tasman Drive, Mail Sort HF 184
Santa Clara, CA 95054
Telephone: XXXXXX
Facsimile: XXXXXX

CUSTOMER:	Kythera Biopharmaceuticals, Inc.,
a Delaware corporation
TIN*

By
Name:
Title:

Address for Notices:
27200 West Agoura Road, Suite 200
Calabasas, CA 91301
Attn: Chief Financial Officer
Telephone: XXXXXX
Facsimile: XXXXXX

CREDITOR:	Lighthouse Capital Partners VI, L.P.,
a Delaware limited partnership
TIN* XXXXXX

	By:	Lighthouse Management Partners VI, L.L.C.,
its general partner

By
Name:
Title:

Address for Notices:
3555 Alameda de las Pulgas, Suite 200
Menlo Park, CA 94025
Attn: Contracts Administration
Telephone: XXXXXX
Facsimile: XXXXXX

* Pursuant to §326 of the USA PATRIOT Act, Bank is required to obtain a Tax Identification Number (TIN) from all parties to this Agreement.

Exhibit A

Notice of Exclusive Control

To:	Silicon Valley Bank (“Bank”)
From:	(“Creditor”)
Re:	(“Customer”)
Date:

Pursuant to the Deposit Account Control Agreement dated                                             (“Agreement”) entered among Bank, Customer and Creditor, Creditor hereby notifies Bank of Creditor’s exercise of Creditor’s rights under the Agreement and directs Bank to cease complying with instructions or any directions originated by Customer or its agents.

Creditor agrees that it will provide Bank with a copy of its formation documentation when delivering a Notice of Exclusive Control if deemed necessary by Bank to enable Bank to comply with the provisions of §326 of the USA PATRIOT Act (provided that no such request by Bank shall delay the effectiveness of any such Notice of Exclusive Control).

CREDITOR:

By
Title:

ACKNOWLEDGED BY:	SILICON VALLEY BANK
(for facsimile only)

By:
Name:
Title:
Date:
Time:

Blocked Account Control

Agreement (“Shifting Control”) | JPMORGAN CHASE BANK, N.A.

AGREEMENT dated as of March      2011, by and among Kythera Biopharmaceuticals, Inc. (“Company”), Lighthouse Capital Partners VI, L.P. (“Lender”) and JPMorgan Chase Bank, N.A. (“Depositary”).

The parties hereto refer to Account No. XXXXXX in the name of Company maintained at Depositary (the “Account”) and hereby agree as follows:

1.   Company and Lender notify Depositary that by separate agreement Company has granted Lender a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.

2.   Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions which the Company is entitled to give under the Account Documentation (as hereinafter defined) (collectively, “instructions”) received from the Company (but not those from Lender) concerning the Account. On and after the Effective Time (and without Company’s consent), Depositary shall honor all instructions received from Lender (but not those from Company) concerning the Account and Company shall have no right or ability to access or withdraw or transfer funds from the Account.

For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by Lender in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Shifting Control Notice”), is actually received by the unit of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a “business day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) (x) cease honoring Company’s instructions and/or commence honoring solely Lender’s instructions concerning the Account at any time or from time to time after it becomes aware that Lender has sent to it a Shifting Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem a Shifting Control Notice to be received by it for purposes of the foregoing paragraph prior to the specified unit’s actual receipt if otherwise actually received by Depositary (or if such Shifting Control Notice does not comply with the form attached hereto as Exhibit A or does not attach an appropriate copy of this Agreement), with no liability whatsoever to Company or any other party for doing so.

3.   This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, Lender shall provide Depositary with such documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Lender. Lender may request the Depositary to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such services are not authorized or otherwise covered under the Account Documentation, Depositary’s decision to provide any such services shall be made in its sole discretion (including without limitation being subject to Company and/or Lender executing such Account Documentation or other documentation as Depositary may require in connection therewith).

4.   Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, reversals or cancellations of payment orders and other electronic fund transfers or other corrections or adjustments to the Account or transactions therein, (ii) overdrafts in the Account or (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder.

5.   Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation a Shifting Control Notice), instruction or request purportedly furnished to it by Company or Lender in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreement referred to in paragraph 1 above or any other related documentation or whether any actions by Lender (including without limitation the sending of a Shifting Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.

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6.   Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred as a result of following Company’s direction or instruction. Lender hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding related thereto, (ii) as a result of following Lender’s direction or instruction (including without limitation Depositary’s honoring of a Shifting Control Notice) or (iii) due to any claim by Lender of an interest in the Account or the funds on deposit therein.

7.   Depositary may terminate this Agreement (i) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (ii) because of a material breach by Company or Lender of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Lender may terminate this Agreement in its discretion upon the sending of at least three (3) days advance written notice to the other parties hereto, provided that Depositary may shorten or waive the requirement that Lender’s notice be in advance and any such shortening or waiver shall be binding on all parties. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

8.   Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary’s fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.

9.   This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by Jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent (including via emailed pdf or similar file or facsimile transmission) to the parties hereto at their respective addresses, email addresses or fax numbers set forth below (or to such other address, email address or fax number as any such party shall designate in writing to the other parties from time to time).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

KYTHERA BIOPHARMACEUTICALS, INC.		LIGHTHOUSE CAPITAL PARTNERS VI, L.P.

By:	Date: March , 2011	By:	Date: March , 2011

Name:		Name:
Title:		Title:

Address for	27200 West Agoura Road, Suite 200	Address for	3555 Alameda de las Pulgas, Suite 200
Notices:	Calabasas, CA 91301	Notices:	Menlo Park, CA 94025
Fax No.:	XXXXXX	Fax No.:	XXXXXX
Email Address:		Email Address:	N/A

JPMORGAN CHASE BANK, N.A.

By:	Date:
Name:
Title:

Address for other Notices:		Address For Shifting Control and Termination Notices:
JPMorgan Chase Bank, N.A.		JPMorgan Chase Bank, N.A.
Attn:		Global TS Contracts & Documentation
1 Chase Manhattan an Plaza, Floor 18, NY1-A306		Attn: Blocked Accounts
New York, NY 1005-1401		420 W Van Buren Street, 9th floor Suite IL1-0199
Email:		Chicago, Il 60606-3534
Fax No.: XXXXXX		Email: XXXXXX
Fax No. XXXXXX

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Exhibit A | SHIFTING CONTROL NOTICE

Date:

JPMorgan Chase Bank, N.A.
Global TS Contracts & Documentation

Address:	420 W Van Buren Street, 9th Floor Suite IL1-0199
Chicago, IL 60606-3534
Attention:	Blocked Accounts

Re: Blocked Account Control Agreement dated as of             ,           20     , (the “Agreement”) by and among                                                                                                                               and JPMorgan Chase Bank, N.A. relating to Account(s)

Ladies and Gentlemen:

This constitutes a Shifting Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

[NAME OF LENDER]

By:	Date:

Name:
Title:

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Blocked Account Agreement | JPMORGAN CHASE BANK, N.A., London Branch

This Agreement is made on March       , 2011 between: (1) Kythera Biopharmaceuticals, Inc. (the “Company”); (2) Lighthouse Capital Partners VI, L.P. (the “Lender”); and (3) JPMorgan Chase Bank, N.A., London Branch (the “Bank”).

The parties hereto refer to Account No. XXXXXX in the name of the Company maintained at the Bank (the “Account”) and hereby agree as follows:

1.     The Company and the Lender hereby notify the Bank that by separate agreement the Company has granted to the Lender a security interest in the Account (including any renewal or redesignation thereof) and all monies standing to the credit of the Account from time to time (the “Security Interest”). The Bank acknowledges being so notified.

2.     (a)    Prior to the Effective Date (as defined below), the Bank is authorised to honor any payment or other instructions, notices or directions regarding the Account (“Instructions”) from the Company (and not from the Lender) without any reference to or authority from the Lender. For the purposes of this paragraph 2(a) the Bank is authorised to act upon Instructions from any authorised signatory nominated by the Company via such means as are agreed with the Company subject to and in accordance with the Account Terms (as defined below) and, if applicable, any other terms relating to such means of communication.

       (b)     On and after the Effective Date, the Bank is authorised to honor those Instructions set out in paragraph 2(f) from the Lender (and not from the Company) without any reference to or authority from the Company. For the purposes of this paragraph 2(b) the Bank is authorised to act upon the aforementioned Instructions from any authorised signatory nominated by the Lender in accordance with paragraph 2(c) via such means as are agreed with the Lender subject to and in accordance with the Account Terms and, if applicable, any other terms relating to such means of communication.

       (c)     The Lender agrees to deliver with this Agreement, substantially in the form of Exhibit C, the names, titles, telephone and facsimile numbers and specimen signatures of the persons who are authorised by the Lender to give notices and Instructions to the Bank in connection with this Agreement. The Lender may amend the details of the authorised signatories via such means as are agreed with the Bank. Reliance by the Bank upon a notice or Instructions apparently or purportedly signed by any such authorised signatory shall operate as a discharge of the Bank in relation to any notice or Instructions relied and acted upon by it.

       (d)     In this Agreement, “Effective Date” means the date on which the Bank, having received a notice in the form of Exhibit A annexed hereto from the Lender and signed by an authorised signatory of the Lender (the “Notice”), acknowledges such notice. The Notice shall be sent by facsimile to the Bank’s fax number XXXXX and marked for the attention of “Controlled Account Administration” and the Bank’s acknowledgement of the Notice shall be sent to the Lender via SWIFT message to the Lender’s SWIFT address at [      ], attention [      ] (or to such other contact name or address as the Lender shall specify in the Notice). The Bank agrees to acknowledge the Notice promptly after having received the same. Such acknowledgement from the Bank shall be in the form as annexed hereto as Exhibit B.

       (e)     Notwithstanding the foregoing, (i) the processing after the Effective Date of any Instructions received before the Effective Date shall not constitute a violation of this Agreement and (ii) the Bank may (at its discretion and without any obligation to do so) commence honoring the Lender’s instructions prior to the Effective Date after it becomes aware that the Lender has sent to it a Notice and without any liability whatsoever to the Company for doing so.

       (f)     After the Effective Date the Lender may send only the following types of Instruction to the Bank: (i) a single Instruction requesting the Bank to send all monies standing to the credit of the Account from time to time to an identified bank account in the Lender’s name and instructing the Bank to close the Account (a “Payment Instruction”); or (ii) subject always to paragraph 10, an Instruction informing the Bank and copied to the Company informing the Bank that the Security Interest of the Lender in the Account has been terminated and that therefore the Lender wishes to terminate this Agreement (a “Termination Instruction”). For the avoidance of doubt, if a Termination Instruction is received by the Bank and validated as being from a person who is authorized by the Lender to give notice and instruction to the Bank, then this Agreement will be terminated promptly and the Lender will have no future ability or right to instruct over the Account and the Account shall return to the sole direction of the Company.

       (g)     After the Effective Date, the Lender shall send all Instructions under paragraph 2(f) regarding the Account by either (i) facsimile to the following facsimile number XXXXX addressed for the attention of TSG or (ii) SWIFT to XXXXX or by such other method as may be agreed in writing from time to time by the Bank and the Lender.

       (h)     During the term of this Agreement, the Company and the Lender (as applicable) acknowledge and agree to one another that neither of them shall permit or allow to subsist an overdraft on the Account. The foregoing provision shall be without prejudice to the Bank’s right to debit the Account for fees, costs, charges and expenses relating to the Account, whether or not such fees, costs, charges or expenses will result in an overdraft of the Account.

3.    Notwithstanding anything to the contrary in this Agreement:

       (i)      the Bank shall have only the duties and responsibilities expressly set out herein and in its standard account documentation and terms and conditions for accounts held with the Bank (the “Account Terms”) in effect from time to time in relation to the Account and shall not be deemed to be an agent, bailee or fiduciary for any party. The Account Terms shall apply to the Account at all times (whether prior to or after the Effective Date). If and to the extent that there is any inconsistency between the Account Terms and this Agreement, the terms of this Agreement shall prevail.

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(ii)     the Bank may rely on any instruction, notice, direction or communication (including but not limited to Instructions or the Notice) appearing or purporting to be given by the Company of the Lender in accordance with this Agreement and believed by the Bank in good faith to be genuine and the Bank shall have no obligation to make any enquiries whatsoever as to the justification, validity, contents or otherwise of any instructions, notices, directions or communications delivered to it pursuant to this Agreement including, without limitation, any enquiry as to whether the Security Interest has become enforceable or whether the terms of any agreement between the Company and the Lender have been complied with; and

(iii)    the Bank shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except for direct losses arising from its own willful misconduct or gross negligence and shall under no circumstances (other than in respect of its own fraud) be liable for loss of business or profits or goodwill or any indirect or consequential or punitive or special loss or damage, whether or not reasonably foreseeable even if the Bank has been advised of the likelihood of such loss or damage and whether arising from negligence, breach of contract or otherwise.

4.         The Company hereby agrees to indemnify and hold harmless the Bank against any claim, action, damages, loss, liability, cost or expense (including reasonable legal fees) (together “Losses”) incurred or suffered by the Bank in connection with this Agreement or the Account (except to the extent due to the Bank’s willful misconduct or gross negligence) or incurred at the Company’s direction or instruction. This indemnity shall survive the termination of this Agreement. The Lender hereby severally agrees to indemnify and hold harmless the Bank against any Losses incurred or suffered by the Bank in connection with this Agreement or the Account (except to the extent due to the Bank’s willful misconduct or gross negligence) or incurred at the Lender’s direction or instruction, including (without limitation) those Instructions set out in paragraph 2(f), after the Effective Date. This indemnity shall survive the termination of this Agreement.

5.         Without prejudice to paragraph 2(f), the Company and the Lender each agree to notify the Bank promptly after the Security Interest is terminated or otherwise cancelled. The Company and the Lender shall each provide the Bank with such documentation, declarations, certifications and information as the Bank may require in connection with the aforementioned notice.

6.        The Company and the Lender each warrant, represent and undertake to the Bank on a continuing basis that:

(a)    it is duly incorporated, established or constituted (as the case may be) and validly existing under the laws of its country of incorporation, establishment or constitution (as the case may be);

(b)    it is duly authorized and has taken all necessary action to allow it to enter into and perform this Agreement and the transactions contemplated hereunder;

(c)    its entry into and performance of this Agreement will not conflict with or constitute a default under (i) any agreement or instrument to which it is a party, (ii) its constitutional documents or (iii) any law, lien, lease, order, judgment, award, injunction, decree, ordinance or regulation or any other restriction of any kind or character by which it is bound; and

(d)    the person signing this Agreement on its behalf is duly authorized so to act.

7.         The Company further warrants, represents and undertakes to the Bank at the date of this Agreement that the Account is not subject to any charge or security interest other than the Security Interest.

8.         The Bank confirms that it has not at the date hereof received written notice of any third party interest or claim in the Account.

9.        The Bank agrees not to exercise any right of set off, combination, consolidation or banker’s lien against the Account except with respect to returned or charged-back items or the Bank’s charges, fees, costs and expenses with respect to the Account or the services provided hereunder.

10.       This Agreement shall terminate upon (i) the written agreement of all the parties hereto; or (ii) notwithstanding the foregoing, upon thirty (30) days’ prior written notice by the Bank to the other parties hereto.

11.       Unless terminated in accordance with paragraph 2(f) or paragraph 10, this Agreement shall expire on the third anniversary of the date of this Agreement. In the event that the Company and the Lender wish to continue the arrangements contemplated hereunder after the date of expiration, the Company and the Lender shall be responsible for arranging and executing a new blocked account agreement (on the Bank’s standard terms in effect at such time) with the Bank in advance of the date of expiration of this Agreement. The Bank shall have no obligation to enter into such agreement. The Company and the Lender hereby severally but not jointly agree to indemnify and hold the Bank harmless from and against any Losses incurred or suffered by the Bank in connection with the failure of the Company and the Lender to put in place a new blocked account agreement.

12.      Subject to clause 2, all notices shall be in writing and sent to the parties hereto at the following address (or to such other address as any party shall designate in writing to the other parties from time to time):

The Company:	Kythera Biopharmaceuticals, Inc.	The Lender:	Lighthouse Capital Partners VI, L.P.

	27200 West Agoura Rd., Suite 200		3555 Alameda de las Pulgas, Suite 200

	Calabasas, CA 91301		Menlo Park, CA 94025

	Attention: Chief Financial Officer		Attention: Contracts Administration

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The Bank:	JPMorgan Chase Bank, N.A.,
London Branch
60 Victoria Embankment
London EC4Y 0JP
England
Attention: Escrow Team

13.       The Company shall compensate the Bank for the opening and administration of the Account and services provided hereunder in accordance with the Bank’s fee schedules and the Bank’s account terms from time to time in effect. The Bank shall be entitled to debit the Account with all such fees and with all costs, charges and expenses relating to the Account.

14.       This Agreement may be executed in any number of counterparts and by the parties on separate counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute but one and the same instrument. Any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto.

15.       This Agreement contains the whole agreement between the parties relating to the transactions contemplated by this Agreement and supersedes all previous agreements between the parties relating to these transactions. Without prejudice to the generality of the foregoing, the parties expressly agree that the terms of this Agreement shall supersede and replace the terms contained in any notice or acknowledgement of such notice that may be served upon the Bank in connection with the Security Interest.

16.       This Agreement may only be enforced by a party to it or such party’s successors or assigns.

17.       (a)        This Agreement and any non-contractual obligations arising out of or in relation to this Agreement shall be governed by and construed in accordance with English law. All disputes arising out of or relating to this Agreement or any non-contractual obligations arising out of or relating to this Agreement shall be submitted to the exclusive jurisdiction of the English courts. This clause is for the benefit of the Bank only and does not prevent the Bank from taking proceedings in the courts of any other country with jurisdiction including, to the extent allowed by law, concurrently in any number of countries.

(b)       If the Company or the Lender does not have a place of business in England or Wales, the process by which any suit, action or proceedings are begun in England may be served on that entity by being delivered to the person specified as the Process Agent at the address specified below or such person’s registered office for the time being. If the appointment of the Process Agent ceases to be effective, another person in England shall immediately be appointed to accept service of process; and if such other person is not appointed within 15 days, then the Bank shall be entitled to appoint such other person by notice to the Company or the Lender as the case may be. The right of any party to serve process in any other manner permitted by law shall not be affected.

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In witness whereof the parties hereto have duly executed this Agreement as of the date first above written.

Lighthouse Capital Partners VI, L.P.
Kythera Biopharmaceuticals, Inc.	By: Lighthouse Management Partners VI, L.L.C.
its general partner

By:	By:
Signature	Signature

Name	Name

Title	Title

Name and address of Process Agent	Name and address of Process Agent
(if required):	(if required):

JPMorgan Chase Bank, N. A., London Branch

By:
Signature

Name

Title

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Blocked Account Agreement | Exhibit A

Text of facsimile message from the Lender

To:	JPMorgan Chase Bank, N. A., London Branch
Fax number XXXXXX

For the attention of: Controlled Account Administration

Re:	Account(s) no(s): [ ]
Blocked Account Agreement dated March , 2011 (the “Agreement”) between JPMorgan Chase Bank, N.A., London Branch, Kythera Biopharmaceuticals and Lighthouse Capital Partners VI, L.P.

This letter constitutes the Notice referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

Lighthouse Capital Partners VI, L.P.
By: Lighthouse Management Partners VI, L.L.C.
its general partner

By:
Signature

Name

Title

Date

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Blocked Account Agreement | Exhibit B

Text of authenticated SWIFT message from the Bank

To:	Lender
SWIFT:

For the attention of: [name]/the Customer
Service Officer for [name of the Company]

Re:	Account(s) no(s): [ ]
Blocked Account Agreement dated March , 2011 (the “Agreement”) between JPMorgan Chase Bank, N.A., London Branch, Kythera Biopharmaceuticals, Inc. and Lighthouse Capital Partners VI, L.P.

This letter constitutes acknowledgement of the Notice referred to in paragraph 2 of the Agreement.

JPMorgan Chase Bank, N. A. London Branch

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Blocked Account Agreement | Exhibit C

The Lender’s Authorized Signatories:

Name:	Title:	Telephone Number:	Facsimile Number:	Specimen Signature:
Ryan Turner	Managing Director	XXXXXX	XXXXXX
Cristy Barnes	Managing Director	XXXXXX	XXXXXX

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U.S Bank, N.A.

SVB Asset Management

Securities Account Control Agreement

Account Number(s)/Title(s):	XXXXXX

Customer:	Kythera Biopharmaceuticals, Inc.

Creditor:	Lighthouse Capital Partners VI, L.P.

Date:	March , 2011

This Securities Account Control Agreement entered into as of the above date (this “Agreement”) is among U.S. Bank, N.A (“USB”), SVB Asset Management (“SAM”), the Customer identified above (“Customer”), and the Creditor identified above (“Creditor”).

Recitals

A.                                   Customer has established a securities account or securities accounts (“Account”) with and/or through USB pursuant to a USB Custodial Account Agreement (the “Client Agreement”). The account number and title for the Account are identified above. SAM acts as Customer’s registered investment advisor with respect to the Account. USB is a securities intermediary pursuant to Division 8 of the California Uniform Commercial Code (the “CUCC”). Customer maintains in the Account securities, financial assets, and other investment property as defined under Divisions 8 and 9 of the CUCC (collectively, the “Securities”).

B.                                     Pursuant to a security agreement or similar agreement (the “Security Agreement”), Customer has granted to Creditor a security interest in certain personal property of Customer, including without limitation (i) the Account; (ii) the Securities, (iii) all dividends and distributions, whether payable in cash, securities, or other property, in respect of the Securities, (iv) all of Customer’s rights with respect to the Securities and Account, and (iv) all products, proceeds and revenues of and from any of the foregoing personal property in sections (i) through (iv) (collectively, the “Collateral”).

C.                                     USB, SAM, Customer and Creditor are entering into this Agreement to perfect Creditor’s security interest in the Collateral by means of control pursuant to Division 8 of the CUCC.

Agreement

The parties hereto hereby agree as follows:

1.                                       Defined Terms. All terms used in this Agreement which are defined in the CUCC but are not otherwise defined herein shall have the meanings assigned to such terms in the CUCC, as in effect as of the date of this Agreement. While in the Account, all property credited to the Securities will be treated as financial assets under Division 8 of the CUCC. By this Agreement, Customer provides Creditor “control” over the Account for purposes of perfecting Creditor’s security interest in the Collateral pursuant to Divisions 8 and 9 of the CUCC.

2.                                       The Account. USB confirms that the Account, identified in the books of USB in the name of Customer, is maintained by USB.

3.                                       Acknowledgement of Security Interest. USB and SAM hereby acknowledge the

USB-SAM Form January 2009

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security interest granted in the Collateral to Creditor by Customer. Creditor hereby acknowledges the security interest granted in the Collateral to USB by Customer pursuant to the Client Agreement.

4.                                       Other Control Agreements. USB represents and warrants that, other than any account control agreement listed in this Section 4, USB has executed no other account control agreement with any other party and USB is not presently obligated to accept any entitlement order from any person other than SAM and Customer with respect to the Collateral. [The following is to be completed and initialed by USB.]

☐ No other account control agreement has been executed.                       [USB initial]

☐ The following account control agreement(s) has (have) been executed.

[USB initial]

5.                                       Future Control Agreements. Customer covenants and agrees that it will not enter an account control agreement with any other party with respect to the Account without Creditor’s prior written consent. USB agrees that it will not enter into a control agreement with any other party with respect to the Account without Creditor’s prior written consent.

6.                                       Limitation on USB’s and SAM’s Rights in the Collateral.

(a)                                  USB will not attempt to assert control and does not claim and will not accept any security or other interest in any part of the Collateral, and USB will not exercise, enforce or attempt to enforce on its own behalf any right of setoff against the Collateral, or otherwise charge or deduct from the Collateral on USB’s behalf any amount whatsoever, other than for: security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to USB arising in connection with USB’s customary fees and commissions pursuant to the Client Agreement or for the payment for financial assets and securities purchased for the Account (the “USB Account Claims”). Customer and Creditor hereby acknowledge that any security interests, liens, encumbrances, claims or rights of setoff for the payment of any amounts owed by Customer to USB arising in connection with the USB Account Claims shall at all times be prior to the rights of Creditor in the Collateral.

(b)                                 SAM will not attempt to assert control and does not claim and will not accept any security or other interest in any part of the Collateral, and SAM will not exercise, enforce or attempt to enforce on its own behalf any right of setoff against the Collateral, or otherwise charge or deduct from the Collateral on SAM’s behalf any amount whatsoever, other than for: SAM’s rights of setoff for the payment of any amounts owed by Customer to SAM arising in connection with SAM’s customary fees and commissions pursuant to its Discretionary Account Agreement with Customer (the “SAM Account Claims” and together with the USB Account Claims, the “Account Claims”). Customer and Creditor hereby acknowledge that any rights of setoff for the payment of any amounts owed by Customer to SAM arising in connection with the SAM Account Claims shall at all times be prior to the rights of Creditor in the Collateral.

7.                                       Agreement for Control.

(a)                                  USB and SAM will comply with all entitlement orders (including requests to withdraw Collateral from the Account) originated by Customer with respect to the Collateral, or any portion of the Collateral, without further consent by Creditor until such time as USB receives from Creditor (in accordance with Section 12 below) a written notice to USB that Creditor is thereby exercising exclusive control over the Account (a “Notice of Exclusive Control.”), The Notice of

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Exclusive Control must be in the form set forth in Exhibit A hereto. USB has no obligation whatsoever to confirm that Creditor is entitled to send a Notice of Exclusive Control in connection with the Account or that the Creditor’s representative who signs any Notice of Exclusive Control is authorized to do so. Upon USB’s receipt of such Notice of Exclusive Control, USB will proceed in accordance with the remainder of this Section 7 even if Creditor’s instructions are contrary to any instructions or demands that Customer may give to USB or SAM. After USB receives a Notice of Exclusive Control and has had reasonable opportunity to comply with it, but no later than two (2) Business Days (“Business Days” means days which USB is open to the public for business and are measured in 24 hour increments) after receipt of the Notice of Exclusive Control (in accordance with Section 12 below), the parties agree that USB will: (i) cease complying with entitlement orders or other directions concerning the Account and Collateral that are originated by Customer or its representatives until such time as USB receives a written notice from Creditor rescinding the Notice of Exclusive Control; and (ii) comply with the entitlement orders and instructions provided to USB by Creditor without further consent of Customer and without investigating: the reason for any action taken by Creditor; the amount of any obligations of Customer to Creditor; the validity of any of Creditor’s agreements with Customer; or the existence of any defaults under such agreements.

(b)                                 Notwithstanding the foregoing, Creditor agrees that upon receipt of Creditor’s Notice of Exclusive Control, USB and SAM may take all steps necessary to satisfy or settle any Account Claims, may respond as required pursuant to the terms of any other account control agreement listed in Section 4 hereof with respect to which USB believes it previously received a notice of exclusive control or similar notice, and may respond as required by law to any court or government order, writ or other legal process received by USB or SAM. Creditor also agrees that, before USB’s receipt of Creditor’s Notice of Exclusive Control, (i) USB may be required to and may respond to notices of exclusive control or similar notices sent to USB by other parties (but only to the extent that other account control agreements to which such notices of exclusive control or other similar notices relate are listed in Section 4 hereof or have been subsequently consented to in accordance with Section 5 hereof) and (ii) USB or SAM may be required to and may respond to a writ or other similar legal process served on USB or SAM in connection with the Account and Collateral. USB agrees to use good faith efforts to promptly notify Creditor if any other party delivers to USB a notice of exclusive control. USB and SAM agree to use good faith efforts to promptly notify Creditor if any party other than Creditor or SAM asserts a claim against the Collateral by means of a writ or other similar legal process, but failure to provide such notice does not constitute a breach of this Agreement. Customer expressly agrees that USB, SAM and Creditor may act in accordance with the terms of this Section 7.

8.                                       Customer Waiver and Authorization. Customer hereby waives any rights that Customer may have under the Client Agreement and the SAM Discretionary Account Agreement to the extent such rights are inconsistent with the provisions of this Agreement, and hereby authorizes USB to comply with all instructions and entitlement orders delivered by Creditor to USB in accordance with the terms of this Agreement.

9.                                       Amendments to and Termination of Client Agreement. USB and Customer shall not amend, supplement or otherwise modify the Client Agreement insofar as it pertains to the Collateral without prior written notice to Creditor. Customer may not terminate the Client Agreement insofar as it pertains to the Collateral without consent of Creditor. USB and SAM agree to use good faith efforts to notify Creditor if USB terminates the Client Agreement, but USB’s or SAM’s failure to notify Creditor shall not be a breach of this Agreement.

10.                                 Termination of this Agreement. Creditor may terminate this Agreement by giving USB, SAM and Customer written notice of termination; provided that, by giving such notice, Creditor hereby acknowledges that it will thereby be confirming that, as of the termination date,

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it will no longer have a perfected security interest in the Collateral to the extent such perfection is by control pursuant to this Agreement, although Creditor may continue to have a perfected security interest in the Account by other means. USB may terminate this Agreement by giving Creditor and Customer 30 days’ prior written notice of termination (unless a shorter notice period is mandated by applicable law). Customer may only terminate this Agreement with the written consent of Creditor; provided that, by giving such notice with Creditor’s written consent, both Customer and Creditor acknowledge that they will thereby be confirming that, as of the termination date, Creditor will no longer have a perfected security interest in the Collateral which is perfected by control pursuant to this Agreement, although Creditor may continue to have a perfected security interest in the Collateral by other means.

11.                                 Delivery of Account Statements. USB is hereby authorized by Customer and agrees to send to Creditor at its address for notices set forth below Creditor’s signature block at the end of this Agreement, concurrently with the sending thereof to Customer, duplicate copies of any and all monthly statements or reports issued or sent to Customer with respect to the Account. Until this Agreement is terminated, Customer authorizes USB and SAM to disclose to Creditor at Creditor’s request any information concerning the Account and the Securities therein, including but not limited to the identity of any other party with which Customer, USB, and SAM have executed account control agreements or similar agreements with respect to the Account.

12.                                 Notices.

(a)                                  Any notice, other than a Notice of Exclusive Control, or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given (i) when actually received by the recipient at the address or facsimile number, if delivered personally (whether by messenger, air courier service or otherwise) or sent by facsimile to the address or facsimile number identified below the signature of the applicable party’s signature below and addressed to the addressee identified below the signature of the applicable party’s signature below; or (ii) 72 hours after being deposited in the United States mail, registered or certified, postage prepaid, return receipt requested, if sent to the address and addressee as set forth below the signature of the applicable party hereto. The addresses and facsimile numbers to which notices or other communications are to be given (including, without limitation, statements delivered pursuant to Section 11 above and a Notice of Exclusive Control delivered pursuant to Section 7 above) may be changed from time to time by notice served as provided herein.

(b)                                 A Notice of Exclusive Control shall be in writing, must be in the form set forth in Exhibit A hereto, must be delivered to the address listed below USB’s signature block at the end of this Agreement (subject to the last sentence of Section 12(a) above), must be delivered to USB via hand delivery, messenger, overnight delivery or facsimile and shall be considered to have been validly given when actually received, except that a facsimile will be considered to have been validly given only when acknowledged in writing by USB (USB agrees that it will use its good faith effort to promptly acknowledge receipt of such facsimile). If Creditor does not deliver the Notice of Exclusive Control as set forth in this Section 12 or to the address listed below USB’s signature block at the end of this Agreement (subject to the last sentence of Section 12(a) above), Creditor (i) acknowledges that USB may not be able to respond to a Notice of Exclusive Control pursuant to Section 7 above, and (it) agrees that USB will not be held liable for any failure to respond to a Notice of Exclusive Control.

13.                                 Unpaid Account Claims. Before Creditor exercises exclusive control over the Account, USB and/or SAM may, in the ordinary course of business, debit from the Account any unpaid Account Claims. After Creditor exercises exclusive control over the Account, if (a) funds are not available in the Account to pay USB and/or SAM for any Account Claims, and (b) Customer fails to pay such Account Claims within fifteen (15) Business Days of USB’s and/or

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SAM’s written demand therefor, Creditor will pay to USB and/or SAM, within ten (10) Business Days of a written demand by USB and/or SAM, any amounts owed for an Accounts Claim and that is not paid in full by Customer up to the amount of the proceeds received by Creditor from the Account.

14.                                 Indemnification and Hold Harmless of USB and SAM by Customer and Creditor.

(a)                                  Customer hereby agrees to indemnify and hold harmless USB and SAM, and their respective affiliates and their respective directors, officers, agents and employees (each, an “Indemnified Person”) against any and all claims, causes of action, liabilities, lawsuits, demands and damages (each, a “Claim”), including without limitation, any and all court costs and reasonable attorneys’ fees, asserted by Creditor or any other party, in any way related to or arising out of or in connection with this Agreement or any action taken or not taken pursuant hereto, including any Claims arising as a result of USB’s and SAM’s adherence (or alleged failure of adherence) to the foregoing instructions including, without limitation, Claims that allegedly result from USB’s ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from USB’s paying over or delivering all or any part of the Collateral pursuant to the directions of Creditor; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims arise from the Indemnified Person’s own gross negligence or willful misconduct.

(b)                                 To the extent that an Indemnified Person is not promptly indemnified by Customer, Creditor hereby agrees to indemnify and hold harmless such Indemnified Person against any and all Claims, including, without limitation, any and all court costs and reasonable attorneys’ fees, asserted by Customer or any other party arising directly out of USB’s and/or SAM’s adherence to Creditor’s instructions in its Notice of Exclusive Control, including, without limitation, any Claim that arises directly out of USB’s ceasing, based on this Agreement, to permit withdrawals of or from the Collateral or resulting from USB’s paying over or delivering all or any part of the Collateral pursuant to Creditor’s instructions in its Notice of Exclusive Control; provided that no Indemnified Person shall be entitled to be indemnified to the extent that such Claims arise from the Indemnified Person’s own gross negligence or willful misconduct. Creditor agrees that it will not hold Indemnified Persons liable for any Claim arising out of or relating to any Indemnified Person’s performance or failure of performance under this Agreement other than those Claims that result directly from the acts or omissions of the Indemnified Person which are deemed gross negligence or willful misconduct by a civil court or other similar judicial body.

(c)                                  Customer and Creditor agree that USB and /or SAM shall not be liable for delays or errors occurring by reason of circumstances beyond the control of USB and /or SAM, including, without limitation, acts of civil, military, or banking authorities, national emergencies, market disorder, labor difficulties, fire, flood or other catastrophes, acts of God, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply.

15.                                 Responsibility of USB, SAM and Creditor. This Agreement does not create any obligation or duty on the part of USB, SAM or Creditor other than those expressly set forth herein.

16.                                 No Waiver. Any forbearance or failure or delay by USB, SAM or Creditor in exercising any right hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right shall not preclude the further exercise thereof.

17.                                 Amendments. This Agreement and all exhibits attached hereto may be amended only in writing signed by all parties hereto.

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18.                                 Governing Law. Notwithstanding the terms of any other agreement, the parties hereto agree that this Agreement shall be governed under and in accordance with the laws of the State of California. All parties hereto each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

19.                               Jury Trial Waiver. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

20.                               Waiver. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, CUSTOMER AND CREDITOR EACH WAIVE AND AGREE THAT EACH SHALL NOT SEEK FROM USB, SAM OR CREDITOR UNDER ANY THEORY OF LIABILITY (INCLUDING WITHOUT LIMITATION ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES

21.                                 Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Customer and USB, between Customer and SAM, between Creditor and USB, or between Creditor and SAM, arising out of this Agreement, the prevailing party will be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

22.                                 No Conflict. To the extent that the terms or conditions of this Agreement are inconsistent with the Client Agreement, the SAM Discretionary Account Agreement or any other document, instrument or agreement among USB, SAM and Customer, the terms and conditions of this Agreement shall prevail.

23.                                 Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to each party’s respective successors or heirs and personal representatives. The parties may assign this Agreement and any rights under the Agreement only if that party’s successor or assign assume all obligations under this Agreement. Customer may not assign its rights or obligations hereunder without the prior written consent of Creditor, USB, and SAM.

24.                                 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

25.                                 Integration Provision. This Agreement constitutes the entire agreement among the parties with respect to Creditor’s control over the Collateral and matters specifically set forth herein, and all prior communications, whether verbal or written, between any of the parties hereto with respect to the subject matter hereof shall be of no further effect or evidentiary value.

26.                                 Survival. Section 13 through this Section 26, inclusive, shall survive the termination of this Agreement.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

CUSTOMER:	Kythera Biopharmaceuticals, Inc.
By
Name:
Title:

Address for Notices:
2700 West Agoura Rd., Suite 200
Calabasas, CA 91301
Telephone: XXXXXX
Facsimile: XXXXXX

CREDITOR:	Lighthouse Capital Partners VI, L.P.
By: Lighthouse Management Partners VI, L.L.C. its general partner
By
Name:
Title:

Address for Notices:
3555 Alameda de las Pulgas, Suite 200
Menlo Park, CA 94025
Telephone: XXXXXX
Facsimile: XXXXXX

SAM:	SVB ASSET MANAGEMENT

By
Name:
Title:

Address for Notices:
555 Mission St., STE 900
San Francisco, CA 94105
Attn: Chief Investment Officer
Telephone: XXXXXX
Facsimile: XXXXXX

USB:	U.S. Bank, N.A.

By
Name:
Title:

Address for Notices:
US Bank Institutional Trust & Custody
CN-OH-W6TC
Cincinnati, OH 45202
Attn: Ibrahimha Kane
Telephone: XXXXXX
Facsimile: XXXXXX

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U.S Bank, N.A

SVB Asset Management

Exhibit A

Notice of Exclusive Control

To:	U.S. Bank, N.A. (“USB”)
From:	(“Creditor”)
Re:	(“Customer”)
Date:

Pursuant to the Securities Account Control Agreement dated                     (“Agreement”) entered among USB, SVB Asset Management, Customer and Creditor, Creditor hereby notifies USB of Creditor’s exercise of Creditor’s rights under the Agreement and directs USB to cease complying with trading instructions or any entitlement orders originated by Customer or its agents.

CREDITOR:

By
Title:

ACKNOWLEDGED BY:	U.S. Bank, N.A.
(for facsimile only)
By:
Name:
Title:
Date:
Time:

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SCHEDULE 1

DISCLOSURE SCHEDULE

DEPOSIT AND SECURITIES ACCOUNTS

	Account Information:		Contact Information for Account:
Account Number 1 (ACH Account)	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054 XXXXX XXXXX XXXXX	Contact Name: Phone: Fax: E-mail:	Wendi Krabel XXXXX XXXXX XXXXX

Account Number 2	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	JP Morgan Chase Bank 1 Chase Manhattan Plaze, Floor 18, NY1-A306 New York, NY 10005-1401 XXXXX XXXXX US $ - Operating Dev Fund XXXXX	Contact Name: Phone: Fax: E-mail:	Mark Sims XXXXX XXXXX XXXXX

Account Number 3	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	JP Morgan Chase Bank 125 London Wall London EC27 SAJ XXXXX XXXXX XXXXX	Contact Name: Phone: Fax: E-mail:	Mark Sims XXXXX XXXXX XXXXX

Account Number 4	Bank Name: Address: City, State, Zip: Phone: Fax: Type of Account: Account number:	SVB Asset Management 555 Mission Street, Suite 900 San Francisco, CA 94105 XXXXX XXXXX	Contact Name: Phone: Fax: E-mail: or Contact Name: Phone: Fax: E-mail:	Ninh Chung XXXXX XXXXX XXXXX Judy Lee XXXXX XXXXX XXXXX

PERMITTED LIENS

EXISTING LIENS	None

SUBSIDIARIES

1.                                      Kythera Biopharmaceuticals Australia PTY LTD, a company organized under the laws of Australia.

c/o Blake Dawson, Level 26, 181 William Street, Melbourne, VIC 3000 Australia

2.                                      Kythera Biopharmaceuticals (Europe) Limited, a company organized under the laws of England and Wales.

21 St. Thomas Street, Bristol BS1 6JS UK

PRIOR NAMES

Bulldog Corp.

Dermion, Inc.

AESTERx, Inc.

LITIGATION AND ADMINISTRATIVE PROCEEDINGS

None

BUSINESS PREMISES

[TO BE PROVIDED BY BORROWER — indicate street address and landlord contact information]

	Each Location Address where Lighthouse Capital Partners has financed assets:		Landlord/Property Management Information:
Current Headquarters (Location 1)	Contact Name: Address: City, State, Zip: Phone: Fax:	John Smither 27200 West Agoura Rd., Suite 200 Calabasas, CA 91301 XXXXX XXXXX	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:	Joseph T. Amoroso, President of Manager 27200 Associates, LLC, a California Limited Liability Company 27200 Agoura Rd., Suite 200 Calabasas, CA 91301 XXXXX XXXXX

Location 2	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:		Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:

Location 3	Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:		Contact Name: Company Name: Address: City, State, Zip: Phone: Fax:

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